EXHIBIT 10.37



                                                                    21902 Lassen
                                                            Chatsworth, CA 91311













                         AGREEMENT OF PURCHASE AND SALE

                                     between

                 PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P.
                         a Delaware limited partnership

                                   ("Patriot")

                                       and

                     CHATSWORTH SUMMERFIELD ASSOCIATES, L.P.
                          a Kansas limited partnership

                                 ("Summerfield")

                                                 TABLE OF CONTENTS

                                                                                                               Page

ARTICLE IA           PART A.....................................................................................  6

         1.1A        Part B of this Agreement...................................................................  6
         1.1B        Part A of this Agreement...................................................................  6

ARTICLE I            DEFINITIONS................................................................................  1

         1.1         Definitions................................................................................  1

ARTICLE II           PURCHASE AND SALE OF PROPERTY; DEPOSIT;
                     PAYMENT OF PURCHASE PRICE; TITLE...........................................................  8

         2.1         Purchase and Sale..........................................................................  8
         2.2         Payment of Purchase Price..................................................................  8
         2.3         Deposit....................................................................................  8
         2.4         Submission Matters and Title Information...................................................  8
         2.5         Availability of Information and Access.....................................................  9

ARTICLE III          SUMMERFIELD'S REPRESENTATIONS
                     AND WARRANTIES............................................................................. 10

         3.1         Organization and Power..................................................................... 10
         3.2         Authorization and Execution................................................................ 10
         3.3         Non-contravention.......................................................................... 10
         3.4         No Special Taxes........................................................................... 11
         3.5         Compliance with Existing Laws.............................................................. 11
         3.6         Personal Property.......................................................................... 11
         3.7         Operating Agreements....................................................................... 11
         3.8         Insurance.................................................................................. 11
         3.9         Condemnation Proceedings; Roadways......................................................... 11
         3.10        Actions or Proceedings..................................................................... 12
         3.11        Labor and Employment Matters............................................................... 12
         3.13        Submission Matters......................................................................... 12
         3.14        Bankruptcy................................................................................. 12
         3.15        Hazardous Substances....................................................................... 13
         3.16        Occupancy Agreements....................................................................... 13
         3.17        Leased Property............................................................................ 14
         3.18        Americans With Disabilities Act............................................................ 14
         3.19        Structural Condition....................................................................... 14
         3.20        Zoning and Platting........................................................................ 14
         3.21        Access..................................................................................... 14
         3.22        No Commitments............................................................................. 14
         3.23        Summerfield Is Not a "Foreign Person"...................................................... 14
         3.24        No Other Property Interests................................................................ 14





         3.25        Management Agreement....................................................................... 14
         3.26        Development Agreement...................................................................... 15
         3.27        Relationship to Certain Parties............................................................ 15
         3.28        Liquor License............................................................................. 15
         3.29        Improvements............................................................................... 15
         3.30        Warranties and Guaranties.................................................................. 15
         3.31        Limitations on Representations and Warranties.............................................. 15

ARTICLE IV           PATRIOT'S REPRESENTATIONS AND WARRANTIES................................................... 16

         4.1         Organization and Power..................................................................... 16
         4.2         Authority of Patriot....................................................................... 16
         4.3         Non-contravention.......................................................................... 16
         4.4         Litigation................................................................................. 17
         4.5         Submission Matters......................................................................... 17
         4.6         Bankruptcy................................................................................. 17

ARTICLE V            CONDITIONS PRECEDENT....................................................................... 17

         5.1         As to Patriot's Obligations................................................................ 17
         5.2         As to Summerfield's Obligations............................................................ 18

ARTICLE VI           COVENANTS OF SUMMERFIELD................................................................... 19

         6.1         Operating Agreements, Occupancy Agreements
                     and Management Agreement .................................................................. 19
         6.2         Insurance.................................................................................. 20
         6.3         Audited Statements......................................................................... 20
         6.4         Operation of Properties Prior to Closing................................................... 20
         6.5         No Marketing............................................................................... 22
         6.6         Liens...................................................................................... 22
         6.7         Corporate and Bulk Sales Clearance......................................................... 22

ARTICLE VII          CLOSING.................................................................................... 23

         7.1         Closing.................................................................................... 23
         7.2         Summerfield's Deliveries................................................................... 23
         7.3         Patriot's Deliveries....................................................................... 26
         7.4         Mutual Deliveries.......................................................................... 27
         7.5         Closing Costs.............................................................................. 27
         7.6         Revenue and Expense Allocations............................................................ 27
         7.7         Summerfield's Accounts Receivable.......................................................... 29






ARTICLE VIII         GENERAL PROVISIONS......................................................................... 30

         8.1         Condemnation............................................................................... 30
         8.2         Risk of Loss............................................................................... 30
         8.3         Absence of Broker.......................................................................... 31
         8.4         Confidentiality............................................................................ 31
         8.5         Employees.................................................................................. 32
         8.6         Investment Bankers......................................................................... 32
         8.7         Radon Disclosure........................................................................... 32

ARTICLE IX           LIABILITY OF PATRIOT, INDEMNIFICATION BY
                     SUMMERFIELD;DEFAULT; TERMINATION RIGHTS.................................................... 33

         9.1         Expenses................................................................................... 33
         9.2         Indemnification by Summerfield............................................................. 33
         9.3         Indemnification by Patriot................................................................. 33
         9.4         Waiver of Rights........................................................................... 34
         9.5         Expiration of Representations, Warranties and Covenants.................................... 34
         9.6         Deductible Amount.......................................................................... 34
         9.7         Exclusivity................................................................................ 34
         9.8         No Implied Representations................................................................. 35
         9.9         Costs and Attorneys' Fees.................................................................. 35
         9.10        Limitation of Liability.................................................................... 35

ARTICLE X            TERMINATION AND ENFORCEMENT................................................................ 35

         10.1        Termination Events......................................................................... 35
         10.2        Termination Procedures..................................................................... 36
         10.3        Effect of Termination - LIQUIDATED DAMAGES................................................. 36
         10.4        Enforcement Events......................................................................... 37

ARTICLE XI           MISCELLANEOUS PROVISIONS................................................................... 38

         11.1        Completeness; Modification................................................................. 38
         11.2        Assignments................................................................................ 38
         11.3        Successors and Assigns..................................................................... 38
         11.4        Days....................................................................................... 38
         11.5        Governing Law.............................................................................. 38
         11.6        Counterparts............................................................................... 38
         11.7        Severability............................................................................... 38
         11.8        Costs...................................................................................... 38
         11.9        Notices.................................................................................... 39
         11.10       Escrow Agent............................................................................... 40
         11.11       Incorporation by Reference................................................................. 40
         11.12       Further Assurances......................................................................... 40
         11.13       No Partnership............................................................................. 40
         11.14       Time of Essence............................................................................ 40
         11.15       Signatory Exculpation...................................................................... 40





         11.16       Rules of Construction...................................................................... 41

                     AGREEMENT OF PURCHASE AND SALE - PART A


         THIS AGREEMENT OF PURCHASE AND SALE (this "Agreement") is made as of this 18th day of March, 1998, between PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P., a Delaware limited partnership ("Patriot"), and CHATSWORTH SUMMERFIELD ASSOCIATES, L.P., a Kansas limited partnership ("Summerfield")

                             R E C I T A T I O N S:

         A. Summerfield is the owner of the hotel property as identified in Exhibit A1 attached hereto.

         B. Patriot is desirous of purchasing the hotel property from Summerfield and Summerfield is desirous of selling such hotel property to Patriot, for the purchase price and upon the terms and conditions hereinafter set forth.

         C. It is intended that simultaneously with the execution hereof, Patriot shall execute and deliver the Shimizu Purchase Agreements (as defined herein).

         D. After the execution and delivery of this Agreement, the partners of SF Hotel Company, L.P. intend to execute and deliver the Contribution Agreement (as defined herein) pursuant to which Patriot intends to acquire the management business and brand names in the Property and in other properties which are the subject of the Shimizu Purchase Agreement (as defined herein) together with all the right, title and interest of the partners of SF Hotel Company, L.P. in certain other real properties as more particularly detailed therein.

         NOW, THEREFORE, in consideration of premises and in consideration of the mutual covenants, promises and undertakings of the parties hereinafter set forth, and for other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged by the parties, it is agreed:

                                   ARTICLE IA
                                     PART A

         1.1A Part B of this Agreement. Part B of this Agreement shall be similar in form and substance to Part B in each of the Shimizu Purchase Agreements and Part A is attached hereto to the extent that it consists of those certain definitions, Schedules and Exhibits which are referred to in Part B but which vary as between this Agreement and each of the Shimizu Purchase Agreements.

         1.1B Part A of this Agreement. The Schedules and Exhibits in Part A of this Agreement appear as hereinafter set forth.

         IN WITNESS WHEREOF, Summerfield and Patriot have caused this Agreement comprising both PART A and PART B hereof to be executed in their names by their respective duly authorized representatives.

                           PATRIOT:

                           PATRIOT AMERICAN HOSPITALITY PARTNERSHIP L.P., a Delaware limited partnership

                           By:     PAH GP, Inc.


                                   By: /s/ Michael Silverman
                                   Name:  Michael Silverman
                                   Title: authorized signatory

                           Date of Execution: March 18, 1998

                           SUMMERFIELD:

                           CHATSWORTH SUMMERFIELD ASSOCIATES, L.P., a Kansas limited partnership

                           By: SC Suites Corp., a Delaware corporation, a general partner


                                   By: /s/ Y. Takasaki
                                   Name:  Y. Takasaki
                                   Title: Secretary and Treasurer


                           By: Summerfield Suites Holding Corporation, a Delaware corporation, a general partner


                                   By:      /s/ B. Anthony Isaac
                                   Name:  B. Anthony Isaac
                                   Title: President

                           Date of Execution:  March 18, 1998

                                   SCHEDULE A1

                                     PART 1
                                 NAME OF SELLER

                    CHATSWORTH SUMMERFIELD ASSOCIATES, L.P.,
                          a Kansas limited partnership




                                     PART 2
                                FF&E CASH RESERVE

                 Balance as of February 28, 1998 is $248,705.06




                                     PART 3
                                 PURCHASE PRICE

       $10,006,248.00 of which $1,000,624.80 thereof is attributed to the Tangible Personal Property (hereinafter defined)





                                     PART 4
                                     SURVEY

That survey of latest date prepared by Robert C. Olson (PLS 5490) of Psomas and Associates pertaining to the Real Property.

                                   SCHEDULE A2

                           SHIMIZU PURCHASE AGREEMENTS

I Agreement of Purchase and Sale of even date herewith by and between Patriot American Hospitality Partnership, L.P. and Atlanta Buckhead Summerfield Associates, L.P.

II Agreement of Purchase and Sale of even date herewith by and between Patriot American Hospitality Partnership, L.P. and Atlanta Perimeter Summerfield Associates, L.P.

III Agreement of Purchase and Sale of even date herewith by and between Patriot American Hospitality Partnership, L.P. and Dulles Summerfield Associates, L.P.

IV Agreement of Purchase and Sale of even date herewith by and between Patriot American Hospitality Partnership, L.P. and Malvern Summerfield Associates, L.P.

V        Agreement  of  Purchase  and Sale of even date  herewith by and between
         Patriot   American   Hospitality   Partnership,    L.P.   and   Orlando
         International Summerfield Associates, L.P.

VI Agreement of Purchase and Sale of even date herewith by and between Patriot American Hospitality Partnership, L.P. and Orlando/Cypress Pointe Summerfield Associates, L.P.

VII      Agreement  of  Purchase  and Sale of even date  herewith by and between
         Patriot   American   Hospitality   Partnership,   L.P.  and   Princeton
         Summerfield Associates, L.P.

VIII Agreement of Purchase and Sale of even date herewith by and between Patriot American Hospitality Partnership, L.P. and Westport Summerfield Associates, L.P.

IX       Agreement  of  Purchase  and Sale of even date  herewith by and between
         Patriot   American   Hospitality   Partnership,   L.P.  and  San  Bruno
         Summerfield Associates, L.P.

X Agreement of Purchase and Sale of even date herewith by and between Patriot American Hospitality Partnership, L.P. and San Jose Summerfield Associates, L.P.

XI       Agreement  of  Purchase  and Sale of even date  herewith by and between
         Patriot   American   Hospitality   Partnership,   L.P.  and  Schaumberg
         Summerfield Associates, L.P.

XII Agreement of Purchase and Sale of even date herewith by and between Patriot American Hospitality Partnership, L.P. and Somerset Summerfield Associates, L.P.

XIII     Agreement  of  Purchase  and Sale of even date  herewith by and between
         Patriot   American   Hospitality   Partnership,   L.P.  and   Sunnyvale
         Summerfield Associates, L.P.

XIV Agreement of Purchase and Sale of even date herewith by and between Patriot American Hospitality Partnership, L.P. and Torrance Summerfield Associates, L.P.

                                   SCHEDULE A3

                              OCCUPANCY AGREEMENTS

                                      NONE

                                   SCHEDULE A4

                              OPERATING AGREEMENTS

1. Summerfield Suites Hotel - License Agreement dated as of April 7, 1997 between Summerfield Suites Management Company L.P., and Chatsworth Summerfield Associates, L.P. to be replaced by License Agreement dated as of Closing Date between Summerfield Suites Management Company, L.P. and Summerfield HPT Lease Company, L.P.

                                   SCHEDULE A5

                               INSURANCE POLICIES

                                  SEE ATTACHED

                                   SCHEDULE A6

                            PERSONAL PROPERTY LEASES
                                      NONE

                                   SCHEDULE A7

                                 AUTHORIZATIONS
                              CHATSWORTH (SMR), CA


Payee                                                    Type of License                                    Status
A.       Permits Provided
City of Los Angeles                                      Police Commission Permit                           Provided
City of Los Angeles                                      Fire Permit                                        Provided
City of Los Angeles                                      Tax Registration Certificate                       Provided
State of California ABC                                  Qualification of General Manager                   Provided
City of Los Angeles                                      Certificate of Occupancy -                         Provided
                                                         Spa-Enclosure
City of Los Angeles                                      Certificate of Occupancy -                         Provided
                                                         Hotel - 3 Story (Bldg. 4)?
City of Los Angeles                                      Certificate of Occupancy -                         Provided
                                                         Pool Maintenance Bldg.
City of Los Angeles                                      Certificate of Occupancy -                         Provided
                                                         Hotel - 2 story (Bldg. 3)
City of Los Angeles                                      Certificate of Occupancy -                         Provided
                                                         Hotel - 2 story (Bldg. 2)
City of Los Angeles                                      Certificate of Occupancy -                         Provided
                                                         Hotel - 3 story (Bldg. 6)
City of Los Angeles                                      Certificate of Occupancy -                         Provided
                                                         Pool - Enclosure
City of Los Angeles                                      Certificate of Occupancy -                         Provided
                                                         Hotel w/Office 3-story (Bldg. 1)
City of Los Angeles                                      Certificate of Occupancy -                         Provided
                                                         Hotel - 3 story (Bldg. 5)
County of Los Angeles                                    Hotel/Pool                                         Provided
California State Board of Equalization                   Seller's Permit                                    Provided
County of Los Angeles                                    Public Health Operating Restaurant                 Provided
State of California ABC                                  Type 42 On Sale Beer/Wine                          Provided
State of California ABC                                  Duplicate Type 42 On Sale Beer/Wine                Provided
County of Los Angeles                                    Public Health Operating Pool                       Provided

B.       Permits Not Provided or Expired
Appropriate Government Authority                         Any Spa permit, if applicable                      Not Provided
Appropriate Government Authority                         Federal Tax Stamp Permit                           Not Provided

                                   SCHEDULE A8

                               DISCLOSURE SCHEDULE

                                  SEE ATTACHED

                                   EXHIBIT A1


                                LEGAL DESCRIPTION


THAT PORTION OF LOT 1 OF TRACT NO. 4326, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP RECORDED IN BOOK 48, PAGES 16 TO 19 INCLUSIVE OF MAPS, AND A PORTION OF LOT 1 OF TRACT NO. 25087, IN SAID CITY, COUNTY AND STATE, AS SHOWN ON MAP RECORDED IN BOOK 757, PAGES 22 AND 23 OF MAPS, AND A PORTION OF LOT 8 OF SECTION 19, CHATSWORTH PARK, IN SAID CITY, COUNTY AND STATE, AS SHOWN ON MAP RECORDED IN BOOK 30, PAGE 91 OF MISCELLANEOUS RECORDS, ALL IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE NORTHWESTERLY CORNER OF SAID LOT 1 OF TRACT NO. 25087; THENCE ALONG THE NORTHERLY LINEN OF SAID LAST MENTIONED LOT 1, SOUTH 89 DEGREES 58 MINUTES 37.5 SECONDS EAST 130.00 FEET TO THE EASTERLY LINE OF THE WESTERLY
150.00 FEET OF SAID LOT 1 OF TRACT 4326; THENCE ALONG SAID EASTERLY LINE, NORTH 0 DEGREES 00 MINUTES 15 SECONDS WEST 154.58 FEET TO THE NORTHERLY LINE OF LAST SAID LOT 1; THENCE ALONG SAID LAST MENTIONED NORTHERLY LINE, SOUTH 89 DEGREES 58 MINUTES 15 SECONDS EAST 136.00 FEET TO THE POINT OF BEGINNING; THENCE

(1) PARALLEL WITH THE WESTERLY LINE OF LAST SAID LOT 1, SOUTH 00 DEGREES 00 MINUTES 15 SECONDS EAST 504.56 FEET TO THE NORTHERLY LINE OF LOT 2 OF SAID TRACT NO. 4326; THENCE

(2)      ALONG SAID LAST MENTIONED  NORTHERLY LINE,  SOUTH 89 DEGREES 58 MINUTES
         37.5  SECONDS  EAST 233.35 FEET TO ITS  INTERSECTION  WITH A LINE LYING
         519.35 FEET EASTERLY OF, AND PARALLEL WITH, MEASURED AT RIGHT ANGLES FROM SAID WESTERLY LINE OF LOT 1 OF TRACT 4326; THENCE

(3) ALONG SAID LAST MENTIONED PARALLEL LINE, NORTH 00 DEGREES 00 MINUTES 15 SECONDS WEST 504.54 FEET TO SAID NORTHERLY LINE OF LOT 1 OF TRACT NO. 4326; THENCE

(4) ALONG SAID LAST MENTIONED NORTHERLY LINE, NORTH 89 DEGREES 58 MINUTES 15 SECONDS WEST 233.35 FEET TO THE POINT OF BEGINNING.

                                  EXHIBIT A2-1
                                                                    21902 Lassen
                                                            Chatsworth, CA 91311

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS AGREEMENT, dated as of the _______ day of March, 1998 (the "Effective Date"), by and between CHATSWORTH SUMMERFIELD ASSOCIATES, L.P., a Kansas limited partnership ("Assignor"), and SUMMERFIELD HPT LEASE COMPANY, L.P., a Kansas limited partnership ("Assignee"), provides:

                                   WITNESSETH:

         THAT for and in consideration of the sum of Ten Dollars ($10.00) cash in hand paid, the covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as of the Effective Date as follows:

         (a) Assignment. Assignor hereby transfers and assigns to Assignee the following, without warranty (except as appears in that certain Agreement of Purchase and Sale between the parties dated of even date and pertaining to the Property as hereinafter defined) to Assignee the following, to-wit:

                     (i) All of Assignor's right, title, interest and benefit, if any, in, to, and under any and all licenses, permits, certificates of occupancy, and similar documents pertaining, or applicable to, or in any way connected with, the ownership or operation of the real property described on Exhibit A attached hereto and made a part hereof for all purposes (the "Property") and Assignor's use of the Property as a hotel, including all improvements and amenities comprising a part of the Property;

                     (ii) All right, title and interest and benefit of Assignor, if any, in, to and under any and all rights, benefits, guaranties, warranties, affidavits, lien waivers and agreements given heretofore or due and with respect to the construction or composition of all improvements comprising a part of the Property or to any appliances, equipment, furnishings, fixtures or personal property comprising a part of the Property, including, without limitation, all rights, guaranties, and warranties inuring to the benefit of Assignor;

                     (iii) All right, title, and interest of Assignor, if any, in and to certain (i) personal property leases including all amendments and modifications thereto and subleases thereof, as listed on Exhibit B attached hereto and made a part hereof for all purposes (collectively, the "Leases"), together with all of Assignor's right, title and interest in and to all security, escrow, breakage, refundable cleaning fees and similar deposits and fees paid or due under the Leases and all interest charges required by law to be accrued thereon, all rents, issues, profits, rights of contract and otherwise with respect to the Leases, and any estoppel or other similar certificates received by Assignor and relating to the Leases;

                     (iv) All right, title, interests and benefits of Assignor, if any, in and to all plans, specifications, drawings, surveys and similar documents relating to the Property or to the construction of buildings and other improvements thereon, thereover or thereunder, or for the benefit of, or as an appurtenance to, all or any portion of the Property;

                     (v) All right, title, and interest of Assignor, if any, in and to certain operating agreements relating to the Property, including all amendments and modifications thereto, as listed on Exhibit C attached hereto and made a part thereof for all purposes (collectively, the "Operating Agreements");

                     (vi) All right, title, and interest of Assignor, if any, in and to all occupancy agreements relating to the Property, including all amendments and modifications thereto as listed on Exhibit D attached hereto and made a part hereof for all purposes (collectively, the "Occupancy Agreements"), together with all of Assignor's right, title and interest in and to all deposits and fees paid or due under the Occupancy Agreements and all interest charges required by law to be accrued thereon, and all rents, issues, profits, rights of contract and otherwise with respect to the Occupancy Agreements;

                     (vii) All right, title, and interest of Assignor, if any, in and to the Intangible Personal Property, as defined in that certain Transfer Agreement, by and between Assignee and Assignor dated March ___, 1998 (the "Transfer Agreement") relating to the Property and used in connection with the ownership, operation, leasing, occupancy or maintenance of the Property.

                     (viii) All right, title, and interest of Assignor, if any, in and to all TWX numbers relating to the Property, being listed on Exhibit E attached hereto and made a part hereof for all purposes (collectively, the "TWX Numbers");

                     (ix) All right, title, and interest of Assignor, if any, in and to all post office boxes relating to the Property, being more particularly described on Exhibit F attached hereto and made a part hereof for all purposes (collectively, the "P.O. Boxes"); and

         (b) Assumption. In consideration of the assignments set forth in paragraph (a) hereof and in accordance with the terms and conditions of the Transfer Agreement, Assignee hereby assumes the Assumed Liabilities as defined in the Transfer Agreement which includes, inter alia, the interests assigned in paragraph (a) hereof (collectively, the "Assigned Interests") provided however that notwithstanding anything herein to the contrary, the Assigned Interests do not include any items which are capable of being leased to Tenant (as defined in the PSA) and which are being assigned to and assumed by Patriot American Hospitality Partnership L.P. ("PAHLP") pursuant to a certain Assignment and Assumption Agreement of even date herewith relating to the Property by and between Assignor and PAHLP.

         (c) Further Assurances. Assignor agrees to execute or procure and deliver to Assignee such other and further documents and instruments, or perform such other acts as may be reasonably necessary to effect the assignment of the Assigned Interests contained herein or otherwise evidence or effect the terms and provisions of this Agreement.

         (d) Governing Laws. This Agreement shall be governed by, and construed and interpreted under, the laws of Delaware.

         (e) Successors and Assigns Bound and Benefitted. This Agreement and the terms and provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of Assignor and Assignee.

         (f) Counterparts. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

         TO HAVE AND TO HOLD all of Assignor's right, title and interest in and to the Assigned Interests, together with all rights, hereditaments and appurtenances pertaining thereto, unto Assignee and Assignee's successors and assigns forever; and Assignor does hereby bind itself and its successors and assigns to warrant and defend subject to the terms and conditions of the Transfer Agreement, all of Assignor's right, title and interest in and to the Assigned Interests unto Assignee and Assignee's successors and assigns, against every person whomsoever claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

         IN WITNESS WHEREOF, Assignor and Assignee each has caused this Agreement to be executed under seal by its duly authorized representative as of the day and year first above written.

                                ASSIGNOR:

                                CHATSWORTH SUMMERFIELD
                                ASSOCIATES, L.P., a Kansas limited partnership

                                By: SC Suites Corp., a Delaware corporation, its
                                    general partner


                                    By:
                                    Name:
                                    Title:


                                By: Summerfield Suites Holding Corporation, a
                                    Delaware corporation, its general partner


                                    By:
                                    Name:
                                    Title:

                                Date of Execution:

                                ASSIGNEE:

                                SUMMERFIELD HPT LEASE COMPANY, L.P.
                                a Kansas limited partnership

                                By: Summerfield HPT Lease Company LLC,
                                    a Delaware LLC


                                    By:
                                    Name:
                                    Title:

                                Date of Execution:

                              EXHIBIT A ATTACHED TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                Legal Description


THAT PORTION OF LOT 1 OF TRACT NO. 4326, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP RECORDED IN BOOK 48, PAGES 16 TO 19 INCLUSIVE OF MAPS, AND A PORTION OF LOT 1 OF TRACT NO. 25087, IN SAID CITY, COUNTY AND STATE, AS SHOWN ON MAP RECORDED IN BOOK 757, PAGES 22 AND 23 OF MAPS, AND A PORTION OF LOT 8 OF SECTION 19, CHATSWORTH PARK, IN SAID CITY, COUNTY AND STATE, AS SHOWN ON MAP RECORDED IN BOOK 30, PAGE 91 OF MISCELLANEOUS RECORDS, ALL IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE NORTHWESTERLY CORNER OF SAID LOT 1 OF TRACT NO. 25087; THENCE ALONG THE NORTHERLY LINEN OF SAID LAST MENTIONED LOT 1, SOUTH 89 DEGREES 58 MINUTES 37.5 SECONDS EAST 130.00 FEET TO THE EASTERLY LINE OF THE WESTERLY
150.00 FEET OF SAID LOT 1 OF TRACT 4326; THENCE ALONG SAID EASTERLY LINE, NORTH 0 DEGREES 00 MINUTES 15 SECONDS WEST 154.58 FEET TO THE NORTHERLY LINE OF LAST SAID LOT 1; THENCE ALONG SAID LAST MENTIONED NORTHERLY LINE, SOUTH 89 DEGREES 58 MINUTES 15 SECONDS EAST 136.00 FEET TO THE POINT OF BEGINNING; THENCE

(1) PARALLEL WITH THE WESTERLY LINE OF LAST SAID LOT 1, SOUTH 00 DEGREES 00 MINUTES 15 SECONDS EAST 504.56 FEET TO THE NORTHERLY LINE OF LOT 2 OF SAID TRACT NO. 4326; THENCE

(2)      ALONG SAID LAST MENTIONED  NORTHERLY LINE,  SOUTH 89 DEGREES 58 MINUTES
         37.5  SECONDS  EAST 233.35 FEET TO ITS  INTERSECTION  WITH A LINE LYING
         519.35 FEET EASTERLY OF, AND PARALLEL WITH, MEASURED AT RIGHT ANGLES FROM SAID WESTERLY LINE OF LOT 1 OF TRACT 4326; THENCE

(3) ALONG SAID LAST MENTIONED PARALLEL LINE, NORTH 00 DEGREES 00 MINUTES 15 SECONDS WEST 504.54 FEET TO SAID NORTHERLY LINE OF LOT 1 OF TRACT NO. 4326; THENCE

(4) ALONG SAID LAST MENTIONED NORTHERLY LINE, NORTH 89 DEGREES 58 MINUTES 15 SECONDS WEST 233.35 FEET TO THE POINT OF BEGINNING.

                              EXHIBIT B ATTACHED TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                            Personal Property Leases

                                      None

                              EXHIBIT C ATTACHED TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                              Operating Agreements

                              CHATSWORTH (SMR), CA
                              OPERATING AGREEMENTS

1. Summerfield Suites Hotel - License Agreement dated as of April 7, 1997 between Summerfield Suites Management Company L.P., and Chatsworth Summerfield Associates, L.P. to be replaced by License Agreement dated of even date herewith between Summerfield Suites Management Company, L.P. and Summerfield HPT Lease Company, L.P.

                              EXHIBIT D ATTACHED TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                            The Occupancy Agreements

                                      None

                              EXHIBIT E ATTACHED TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                 The TWX Numbers

                                      None

                              EXHIBIT F ATTACHED TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                 The P.O. Boxes

                                      None

                              EXHIBIT G ATTACHED TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                            The Management Agreement

Management Agreement by and between Summerfield Suites Management Company, L.P. and Chatsworth Summerfield Associates dated January 30, 1990 to be replaced by Management Agreement of even date herewith by and between Summerfield Suites Management Company, L.P. and Summerfield HPT Lease Company, L.P.

                                  EXHIBIT A2-2
                                                                    21902 Lassen
                                                            Chatsworth, CA 91311

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS AGREEMENT, dated as of the _______ day of March, 1998 (the "Effective Date"), by and between CHATSWORTH SUMMERFIELD ASSOCIATES, L.P., a Kansas limited partnership ("Assignor"), and PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P., a Delaware limited partnership ("Assignee"), provides:

                                   WITNESSETH:

         THAT for and in consideration of the sum of Ten Dollars ($10.00) cash in hand paid, the covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as of the Effective Date as follows:

         (a) Assignment. Assignor hereby transfers and assigns to Assignee the following, without warranty (except as appears in that certain Agreement of Purchase and Sale between the parties dated of even date and pertaining to the Property as hereinafter defined) to Assignee the following, to-wit:

                     (i) All of Assignor's right, title, interest and benefit, if any, in, to, and under any and all licenses, permits, certificates of occupancy, and similar documents pertaining, or applicable to, or in any way connected with, the ownership or operation of the real property described on Exhibit A attached hereto and made a part hereof for all purposes (the "Property") and Assignor's use of the Property as a hotel, including all improvements and amenities comprising a part of the Property;

                     (ii) All right, title and interest and benefit of Assignor, if any, in, to and under any and all rights, benefits, guaranties, warranties, affidavits, lien waivers and agreements given heretofore or due and with respect to the construction or composition of all improvements comprising a part of the Property or to any appliances, equipment, furnishings, fixtures or personal property comprising a part of the Property, including, without limitation, all rights, guaranties, and warranties inuring to the benefit of Assignor;

                     (iii) All right, title, and interest of Assignor, if any, in and to certain (i) personal property leases including all amendments and modifications thereto and subleases thereof, as listed on Exhibit B attached hereto and made a part hereof for all purposes (collectively, the "Leases"), together with all of Assignor's right, title and interest in and to all security, escrow, breakage, refundable cleaning fees and similar deposits and fees paid or due under the Leases and all interest charges required by law to be accrued thereon, all rents, issues, profits, rights of contract and otherwise with respect to the Leases, and any estoppel or other similar certificates received by Assignor and relating to the Leases;

                     (iv) All right, title, interests and benefits of Assignor, if any, in and to all plans, specifications, drawings, surveys and similar documents relating to the Property or to the construction of buildings and other improvements thereon, thereover or thereunder, or for the benefit of, or as an appurtenance to, all or any portion of the Property;

                     (v) All right, title, and interest of Assignor, if any, in and to all TWX numbers relating to the Property, being listed on Exhibit E attached hereto and made a part hereof for all purposes (collectively, the "TWX Numbers");

                     (vi) All right, title, and interest of Assignor, if any, in and to all post office boxes relating to the Property, being more particularly described on Exhibit F attached hereto and made a part hereof for all purposes (collectively, the "P.O. Boxes"); and

         (b) Assumption. In consideration of the assignments set forth in paragraph (a) hereof and in accordance with the terms and conditions of that certain Agreement of Purchase and Sale by and between Assignor and Assignee dated March ___, 1998 (the "PSA"), Assignee hereby assumes all of Assignor's obligations arising and accruing from and after the Effective Date under any and all of the interests assigned in paragraph (a) hereof (collectively, the "Assigned Interests"), provided however that notwithstanding anything herein to the contrary, Assignor is not transferring or assigning and Assignee is not assuming hereunder any items used in the operation of the Hotel which are not capable of being leased to Summerfield HPT Lease Company, L.P. ("Tenant") pursuant to the Facility Lease (as defined in the PSA) and which are accordingly being assigned to and assumed directly by Tenant pursuant to a certain other Assignment and Assumption Agreement of even date herewith by and between Assignor and Tenant.

         (c) Further Assurances. Assignor agrees to execute or procure and deliver to Assignee such other and further documents and instruments, or perform such other acts as may be reasonably necessary to effect the assignment of the Assigned Interests contained herein or otherwise evidence or effect the terms and provisions of this Agreement.

         (d) Governing Laws. This Agreement shall be governed by, and construed and interpreted under, the laws of Delaware.

         (e) Successors and Assigns Bound and Benefitted. This Agreement and the terms and provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of Assignor and Assignee.

         (f) Counterparts. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

         TO HAVE AND TO HOLD all of Assignor's right, title and interest in and to the Assigned Interests, together with all rights, hereditaments and appurtenances pertaining thereto, unto Assignee and Assignee's successors and assigns forever; and Assignor does hereby bind itself and its successors and assigns to warrant and defend subject to the terms and conditions of the PSA, all of Assignor's right, title and interest in and to the Assigned Interests unto Assignee and Assignee's successors and assigns, against every person whomsoever claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

         IN WITNESS WHEREOF, Assignor and Assignee each has caused this Agreement to be executed under seal by its duly authorized representative as of the day and year first above written.

                                ASSIGNOR:

                                CHATSWORTH SUMMERFIELD
                                ASSOCIATES, L.P., a Kansas limited partnership

                                By: SC Suites Corp., a Delaware corporation, its
                                    general partner


                                    By:
                                    Name:
                                    Title:

                                By: Summerfield Suites Holding Corporation, a
                                    Delaware corporation, its general partner


                                    By:
                                    Name:
                                    Title:

                                Date of Execution:

                                ASSIGNEE:

                                PATRIOT AMERICAN HOSPITALITY
                                PARTNERSHIP, L.P., a Delaware limited
                                partnership

                                By: PAH GP, INC.


                                    By:
                                    Name:
                                    Title:

                                Date of Execution:

                              EXHIBIT A ATTACHED TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                Legal Description


THAT PORTION OF LOT 1 OF TRACT NO. 4326, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP RECORDED IN BOOK 48, PAGES 16 TO 19 INCLUSIVE OF MAPS, AND A PORTION OF LOT 1 OF TRACT NO. 25087, IN SAID CITY, COUNTY AND STATE, AS SHOWN ON MAP RECORDED IN BOOK 757, PAGES 22 AND 23 OF MAPS, AND A PORTION OF LOT 8 OF SECTION 19, CHATSWORTH PARK, IN SAID CITY, COUNTY AND STATE, AS SHOWN ON MAP RECORDED IN BOOK 30, PAGE 91 OF MISCELLANEOUS RECORDS, ALL IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE NORTHWESTERLY CORNER OF SAID LOT 1 OF TRACT NO. 25087; THENCE ALONG THE NORTHERLY LINEN OF SAID LAST MENTIONED LOT 1, SOUTH 89 DEGREES 58 MINUTES 37.5 SECONDS EAST 130.00 FEET TO THE EASTERLY LINE OF THE WESTERLY
150.00 FEET OF SAID LOT 1 OF TRACT 4326; THENCE ALONG SAID EASTERLY LINE, NORTH 0 DEGREES 00 MINUTES 15 SECONDS WEST 154.58 FEET TO THE NORTHERLY LINE OF LAST SAID LOT 1; THENCE ALONG SAID LAST MENTIONED NORTHERLY LINE, SOUTH 89 DEGREES 58 MINUTES 15 SECONDS EAST 136.00 FEET TO THE POINT OF BEGINNING; THENCE

(1) PARALLEL WITH THE WESTERLY LINE OF LAST SAID LOT 1, SOUTH 00 DEGREES 00 MINUTES 15 SECONDS EAST 504.56 FEET TO THE NORTHERLY LINE OF LOT 2 OF SAID TRACT NO. 4326; THENCE

(2)      ALONG SAID LAST MENTIONED  NORTHERLY LINE,  SOUTH 89 DEGREES 58 MINUTES
         37.5  SECONDS  EAST 233.35 FEET TO ITS  INTERSECTION  WITH A LINE LYING
         519.35 FEET EASTERLY OF, AND PARALLEL WITH, MEASURED AT RIGHT ANGLES FROM SAID WESTERLY LINE OF LOT 1 OF TRACT 4326; THENCE

(3) ALONG SAID LAST MENTIONED PARALLEL LINE, NORTH 00 DEGREES 00 MINUTES 15 SECONDS WEST 504.54 FEET TO SAID NORTHERLY LINE OF LOT 1 OF TRACT NO. 4326; THENCE

(4) ALONG SAID LAST MENTIONED NORTHERLY LINE, NORTH 89 DEGREES 58 MINUTES 15 SECONDS WEST 233.35 FEET TO THE POINT OF BEGINNING.

                              EXHIBIT B ATTACHED TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                            Personal Property Leases

                                      None

                              EXHIBIT C ATTACHED TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                              Operating Agreements

                              CHATSWORTH (SMR), CA
                              OPERATING AGREEMENTS

1. Summerfield Suites Hotel - License Agreement dated as of April 7, 1997 between Summerfield Suites Management Company L.P., and Chatsworth Summerfield Associates, L.P. to be replaced by License Agreement dated of even date herewith between Summerfield Suites Management Company, L.P. and Summerfield HPT Lease Company, L.P.

                              EXHIBIT D ATTACHED TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                            The Occupancy Agreements

                                      None

                              EXHIBIT E ATTACHED TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                 The TWX Numbers

                                      None

                              EXHIBIT F ATTACHED TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                 The P.O. Boxes

                                      None

                              EXHIBIT G ATTACHED TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                            The Management Agreement

Management Agreement by and between Summerfield Suites Management Company, L.P. and Chatsworth Summerfield Associates dated January 30, 1990 to be replaced by Management Agreement of even date herewith by and between Summerfield Suites Management Company, L.P. and Summerfield HPT Lease Company, L.P.

                                                                    21901 Lassen
                                                            Chatsworth, CA 91311

                                   EXHIBIT A3

                                  BILL OF SALE

THE STATE OF CALIFORNIA              ss.
                                     ss.
COUNTY OF LOS ANGELES                ss.


         THIS BILL OF SALE, dated as of the day of March, 1998 (the "Effective Date"), from CHATSWORTH SUMMERFIELD ASSOCIATES, L.P., a Kansas limited partnership ("Summerfield") to PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P., a Delaware limited partnership ("Patriot" which expression shall include its successors and assigns), provides:

         THAT for and in consideration of the conveyance made herein, the consideration received therefor by Summerfield and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as of the Effective Date, Summerfield hereby grants, bargains, sells, assigns, transfers, sets over and deliver to Patriot all of the right, title and interest of Summerfield in and to all personal property, goods and chattels of every kind and nature (collectively, the "Personal Property") used in connection with that certain real estate described on Exhibit A attached hereto and made a part hereof for all purposes, including without limitation, those items more particularly described on Exhibit B attached hereto and made a part hereof for all purposes, and also including without limitation, all right, title and interest of Summerfield in and to all inventories of merchandise, supplies, stocks and work in process, all machinery, furniture, fixtures and equipment of every kind and type.

         FURTHER, as of the Effective Date, Summerfield hereby covenants and agrees to sign, execute and deliver, or cause to be signed, executed and delivered, and to do or make, or cause to be done or made, upon reasonable request of Patriot, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by Patriot for the purpose of or in connection with acquiring or more effectually vesting in Patriot or evidencing the vesting in Patriot of all of the right, title and interest of Summerfield in and to the Personal Property.

         Summerfield warrants that as of the Effective Date it is the owner of the Personal Property, that the Personal Property is free from all liens and encumbrances, and that Summerfield has the right to transfer title to and deliver possession of the Personal Property to Patriot.

         And Summerfield for itself, its successors and assigns, warrants, and defends title to the Personal Property unto Patriot from and against all persons whomsoever in accordance with the terms and provisions of that certain Agreement of Purchase and Sale dated , 1998 by and between Patriot and Summerfield.

         IN WITNESS WHEREOF, Summerfield has caused this Bill of Sale to be executed as of the day and year first above written.

                                         Summerfield:

                                         CHATSWORTH SUMMERFIELD
                                         ASSOCIATES, L.P., a Kansas
                                         limited partnership

                        (seal)           By: SC Suites Corp., a Delaware
                                             corporation, its general partner


                                             By:
                                                 Name:
                                                 Title:

                                         Date of Execution:



                                         By: Summerfield Suites Holding
                                             Corporation, a Delaware
                                             corporation, its general partner


                                             By:
                                                  Name:
                                                  Title:

                                         Date of Execution:

STATE OF ______________________      ss.

COUNTY OF _____________________      ss.


         On ___________, 199__ before me, the undersigned, a Notary Public in and for the State of California, duly commissioned and sworn, personally appeared, __________________________, personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s), acted, executed the instrument.

         WITNESS my hand and official seal

Signature ____________________________________




STATE OF ______________________      ss.

COUNTY OF _____________________      ss.


         On _____________, 199__ before me, the undersigned, a Notary Public in and for the State of California, duly commissioned and sworn, personally appeared, _____________________________ , personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s), acted, executed the instrument.

         WITNESS my hand and official seal

Signature ____________________________________

                                    Exhibit A

                                Legal Description


THAT PORTION OF LOT 1 OF TRACT NO. 4326, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP RECORDED IN BOOK 48, PAGES 16 TO 19 INCLUSIVE OF MAPS, AND A PORTION OF LOT 1 OF TRACT NO. 25087, IN SAID CITY, COUNTY AND STATE, AS SHOWN ON MAP RECORDED IN BOOK 757, PAGES 22 AND 23 OF MAPS, AND A PORTION OF LOT 8 OF SECTION 19, CHATSWORTH PARK, IN SAID CITY, COUNTY AND STATE, AS SHOWN ON MAP RECORDED IN BOOK 30, PAGE 91 OF MISCELLANEOUS RECORDS, ALL IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE NORTHWESTERLY CORNER OF SAID LOT 1 OF TRACT NO. 25087; THENCE ALONG THE NORTHERLY LINEN OF SAID LAST MENTIONED LOT 1, SOUTH 89 DEGREES 58 MINUTES 37.5 SECONDS EAST 130.00 FEET TO THE EASTERLY LINE OF THE WESTERLY
150.00 FEET OF SAID LOT 1 OF TRACT 4326; THENCE ALONG SAID EASTERLY LINE, NORTH 0 DEGREES 00 MINUTES 15 SECONDS WEST 154.58 FEET TO THE NORTHERLY LINE OF LAST SAID LOT 1; THENCE ALONG SAID LAST MENTIONED NORTHERLY LINE, SOUTH 89 DEGREES 58 MINUTES 15 SECONDS EAST 136.00 FEET TO THE POINT OF BEGINNING; THENCE

(1) PARALLEL WITH THE WESTERLY LINE OF LAST SAID LOT 1, SOUTH 00 DEGREES 00 MINUTES 15 SECONDS EAST 504.56 FEET TO THE NORTHERLY LINE OF LOT 2 OF SAID TRACT NO. 4326; THENCE

(2)      ALONG SAID LAST MENTIONED  NORTHERLY LINE,  SOUTH 89 DEGREES 58 MINUTES
         37.5  SECONDS  EAST 233.35 FEET TO ITS  INTERSECTION  WITH A LINE LYING
         519.35 FEET EASTERLY OF, AND PARALLEL WITH, MEASURED AT RIGHT ANGLES FROM SAID WESTERLY LINE OF LOT 1 OF TRACT 4326; THENCE

(3) ALONG SAID LAST MENTIONED PARALLEL LINE, NORTH 00 DEGREES 00 MINUTES 15 SECONDS WEST 504.54 FEET TO SAID NORTHERLY LINE OF LOT 1 OF TRACT NO. 4326; THENCE

(4) ALONG SAID LAST MENTIONED NORTHERLY LINE, NORTH 89 DEGREES 58 MINUTES 15 SECONDS WEST 233.35 FEET TO THE POINT OF BEGINNING.

                                   EXHIBIT A4

                                   GRANT DEED

RECORDING REQUESTED BY &
WHEN RECORDED MAIL TO:

__________________________________
__________________________________
__________________________________
Attention:________________________

MAIL TAX STATEMENTS TO:

__________________________________
__________________________________
__________________________________



================================================================================
                                                (Space Above for Recorder's Use)


                                                                      CHATSWORTH


                                   GRANT DEED

         FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, CHATSWORTH SUMMERFIELD ASSOCIATES, L.P., a Kansas limited partnership ("Grantor"), hereby grants to __________________________________, a __________
("Grantee"), the following described real property located in the City of Los Angeles, County of Los Angeles, State of California:

         Being more particularly described on "Exhibit A" attached hereto and by this reference made a part hereof and together with all improvements now or hereafter situated thereon, together with all rights, privileges, appurtenances, remainders, reversions and benefits thereunto in any wise appertaining or belonging.

         This Grant Deed is made and accepted upon and subject to the covenants, terms, and conditions of that certain Agreement of Purchase and Sale dated ___________, 1998, between Grantor and Grantee.



                       [SIGNATURES TO FOLLOW ON NEXT PAGE]

Dated:___________, 1998


                                CHATSWORTH SUMMERFIELD ASSOCIATES, L.P., a
                                Kansas limited partnership

                                By: SC Suites Corp., a Delaware corporation, its general partner


                                      By:
                                            Name:
                                            Title:


                                By: Summerfield Suites Holding Corporation, a Delaware corporation, its general partner


                                      By:
                                            Name:
                                            Title:

STATE OF __________________                          ss.
COUNTY OF _________________                          ss.

         On ________, 199__ before me, the undersigned, a Notary Public in and for the State of California, duly commissioned and sworn, personally appeared, ___________________________ , personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s), acted, executed the instrument.

         WITNESS my hand and official seal

Signature ______________________________



STATE OF __________________                          ss.
COUNTY OF _________________                          ss.

         On __________, 199__ before me, the undersigned, a Notary Public in and for the State of California, duly commissioned and sworn, personally appeared, ______________________ , personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s), acted, executed the instrument.

         WITNESS my hand and official seal

Signature ______________________________

                                    EXHIBIT A

                              Property Description


THAT PORTION OF LOT 1 OF TRACT NO. 4326, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP RECORDED IN BOOK 48, PAGES 16 TO 19 INCLUSIVE OF MAPS, AND A PORTION OF LOT 1 OF TRACT NO. 25087, IN SAID CITY, COUNTY AND STATE, AS SHOWN ON MAP RECORDED IN BOOK 757, PAGES 22 AND 23 OF MAPS, AND A PORTION OF LOT 8 OF SECTION 19, CHATSWORTH PARK, IN SAID CITY, COUNTY AND STATE, AS SHOWN ON MAP RECORDED IN BOOK 30, PAGE 91 OF MISCELLANEOUS RECORDS, ALL IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE NORTHWESTERLY CORNER OF SAID LOT 1 OF TRACT NO. 25087; THENCE ALONG THE NORTHERLY LINEN OF SAID LAST MENTIONED LOT 1, SOUTH 89 DEGREES 58 MINUTES 37.5 SECONDS EAST 130.00 FEET TO THE EASTERLY LINE OF THE WESTERLY
150.00 FEET OF SAID LOT 1 OF TRACT 4326; THENCE ALONG SAID EASTERLY LINE, NORTH 0 DEGREES 00 MINUTES 15 SECONDS WEST 154.58 FEET TO THE NORTHERLY LINE OF LAST SAID LOT 1; THENCE ALONG SAID LAST MENTIONED NORTHERLY LINE, SOUTH 89 DEGREES 58 MINUTES 15 SECONDS EAST 136.00 FEET TO THE POINT OF BEGINNING; THENCE

(1) PARALLEL WITH THE WESTERLY LINE OF LAST SAID LOT 1, SOUTH 00 DEGREES 00 MINUTES 15 SECONDS EAST 504.56 FEET TO THE NORTHERLY LINE OF LOT 2 OF SAID TRACT NO. 4326; THENCE

(2)      ALONG SAID LAST MENTIONED  NORTHERLY LINE,  SOUTH 89 DEGREES 58 MINUTES
         37.5  SECONDS  EAST 233.35 FEET TO ITS  INTERSECTION  WITH A LINE LYING
         519.35 FEET EASTERLY OF, AND PARALLEL WITH, MEASURED AT RIGHT ANGLES FROM SAID WESTERLY LINE OF LOT 1 OF TRACT 4326; THENCE

(3) ALONG SAID LAST MENTIONED PARALLEL LINE, NORTH 00 DEGREES 00 MINUTES 15 SECONDS WEST 504.54 FEET TO SAID NORTHERLY LINE OF LOT 1 OF TRACT NO. 4326; THENCE

(4) ALONG SAID LAST MENTIONED NORTHERLY LINE, NORTH 89 DEGREES 58 MINUTES 15 SECONDS WEST 233.35 FEET TO THE POINT OF BEGINNING.

                                   EXHIBIT A5

                             PRO-FORMA TITLE POLICY

                                  SEE ATTACHED

                                   EXHIBIT A6

                          MANAGER ESTOPPEL CERTIFICATE


                               _____________, 1998

Summerfield HPT Lease Company L.P.
c/o Summerfield Hotel Corporation
8100 East 22nd Street, Building 500
Wichita, KS 67226
Attention:  John Morse

Patriot American Hospitality                     Hospitality Properties Trust
Partnership, L.P. ("Patriot")                    c/o Sullivan and Worcester
c/o Locke Purnell Rain Harrell                   One Post Office Square
2200 Ross Avenue, Suite 2200                     Boston, Massachusetts 02109
Dallas, Texas 75201-6776                         Attention: Jennifer Clark, Esq.
Attention: J. Mitchell Bell, Esq.

         Re: Management Agreement, (herein so called) dated _______________, between _______________________________
                  ("Summerfield") and Summerfield Suites Management Company, L.P. ("Manager") with respect to __________________ Hotel located in the City of ______________________,
                  ___________________    County,    _____________________   (the
                  "Hotel").

Gentlemen:

         The undersigned Manager hereby warrants and represents as follows:

         1. Manager is aware of the transactions contemplated by Patriot and its assigns pursuant to (a) Agreement of Purchase and Sale dated _____,1998, pertaining to the Hotel and made by and between Patriot and [insert name of Hotel Owner] ( the "PSA") and (b) Contribution Agreement to be entered into by Patriot, SF Hotel Company L.P. and The Seller Partners as therein defined (the " Contribution Agreement").

         2. The Management Agreement, a true and correct copy of which is attached hereto as Exhibit A, is presently in full force and effect and has not been amended, modified, or supplemented except as indicated in this estoppel certificate. Except as otherwise stated herein, all capitalized terms herein have the same meaning as that attributed to same in the Management Agreement.

         3. The term of the Management Agreement is that period commencing _________________, 19___ and terminating _______________,19__, with Manager having the right to extend the term for ______ consecutive extension periods of ___ years each.

         4. The fees required to be paid Manager under the Management Agreement are limited to the amounts set forth in Sections [insert relevant section references] of the Management Agreement.

         5. There are no fees, expense reimbursements, payments or other sums payable by Summerfield to Manager pursuant to the Management Agreement which arise from or are attributable to any period prior to the date of this letter.

         6. There is currently no application for consent or approval pending before Summerfield pursuant to the Management Agreement in respect of which Manager is awaiting a response.

         7. The Management Agreement represents the entire agreement between Summerfield and Manager relating to the Hotel and there are no other agreements or understandings relating thereto.

         8. As of the date of this certificate, no Owner Terminating Events or Operator Terminating Events have occurred, and Manager has no charge, lien, cause of action, dispute or claim under the Management Agreement or otherwise, against Summerfield. Manager confirms that (i) the acquisition of the Hotel by Patriot or its assignee and (ii) the leasing of the Hotel by Patriot or its assignee to an entity which is affiliated with Manager (the "Sale Leaseback Transaction") shall not be deemed to be an Operator Terminating Event, as defined in the Management Agreement, and Manager waives any entitlement in its favor to terminate the Management Agreement arising therefrom. Manager also confirms that neither the Sale Leaseback Transaction nor the transaction contemplated by the Contribution Agreement will be deemed to give rise to the Right of First Contract and Manager waives any entitlement in its favor arising on account of the Sale Leaseback Transaction or the transactions contemplated by the Contribution Agreement.

         9. Neither Summerfield nor Manager is in default in any respect under any of the terms, covenants and conditions of the Management Agreement and no state of facts exists which, with the passage of time or the giving of notice, or both, would constitute a default under the Management Agreement.

         10. Manager unconditionally consents to the assignment by Summerfield of the Management Agreement to Patriot or its assignee.

         11. This certification is made knowing that Patriot, its successors and assigns, are relying upon the representations herein made in acquiring the Hotel.

         EXECUTED as of the day and year above written.

                                     Manager:

                                     Summerfield Suites Management Company, L.P.


                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                     Address for Notice Purposes:

                                     _____________________________________
                                     _____________________________________
                                     _____________________________________




Attachment:
Exhibit A - Management Agreement

                                    EXHIBIT A

                              MANAGEMENT AGREEMENT

                     AGREEMENT OF PURCHASE AND SALE - PART B


                                    ARTICLE I
                                   DEFINITIONS

         1.1 Definitions. The following terms shall have the indicated meanings:

         "Act of Bankruptcy" shall mean if a party hereto or any general partner thereof shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (b) admit in writing its inability to pay its debts as they become due, (c) make a general assignment for the benefit of its creditors, (d) file a voluntary petition or commence a voluntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect),
(e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, (g) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), or (h) take any corporate or partnership action for the purpose of effecting any of the foregoing; or if a proceeding or case shall be commenced, without the application or consent of a party hereto or any general partner thereof, in any court of competent jurisdiction seeking (1) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of such party or general partner, (2) the appointment of a receiver, custodian, trustee or liquidator for such party or general partner or all or any substantial part of its assets, or (3) other similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed; or an order (including an order for relief entered in an involuntary case under the Federal Bankruptcy Code, as now or hereafter in effect) judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 consecutive days.

         "Agreement to Lease" shall mean that certain Agreement to Lease dated of even date herewith, by and between HPTSHC Properties Trust and Summerfield HPT Lease Company, L.P. with approved facility lease attached thereto pertaining to the proposed leaseback of the Property after completion of the transaction contemplated hereunder.

         "Applicable Laws" shall mean any applicable building, zoning, subdivision, environmental, health, safety or other governmental laws, statutes, ordinances, resolutions, rules, codes, regulations, orders or determinations of any Governmental Authority or of any insurance boards of underwriters (or other body exercising similar functions), or any restrictive covenants or deed restrictions affecting any Property or the ownership, operation, use, maintenance or condition thereof.

         "Assignment and Assumption Agreements" shall mean the assignment and assumption agreements in the form of Exhibits A2-1 and A2-2 attached hereto.

         "Authorizations" shall mean all licenses, permits and approvals required by any governmental or quasi-governmental agency, body, department, commission, board, bureau, instrumentality or officer, to be in force on the Effective Date or the Closing Date with respect to the construction, ownership, operation, leasing, maintenance, or use of the Property (hereinafter defined).

         "Bill of Sale - Personal Property" shall mean the bill of sale conveying title to the Tangible Personal Property from Summerfield to Patriot or its designee (as Patriot shall specify) in the form of Exhibit A3 attached hereto.

         "Cal-FIRPTA Certificate" shall mean an affidavit from Summerfield under
Section 18662 of the California Revenue and Taxation Code, as amended, certifying that Summerfield is a partnership as determined in accordance with Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code.

         "Closing" shall mean the Closing of the purchase of the Property pursuant to this Agreement, and shall occur on the Closing Date.

         "Closing Date" shall mean the date on which the Closing occurs which shall be determined in accordance with Section 7.1.

         "Closing Documents" shall mean the documents defined as such in Section
7.1 hereof.

         "Contribution Agreement" shall mean that certain Contribution Agreement which may be entered into by and between Patriot and SF Hotel Company, L.P., pursuant to which Patriot will acquire the management business and brand name in the Property and each of the other properties as described in the Shimuzu Purchase Agreements, together with all of the right, title and interest of the partners of SF Hotel Company, L.P. in certain other real property as described therein.

         "Deed" shall mean the deed in the form of Exhibit A4 attached hereto.

         "Deposit" shall mean the amount deposited with Summerfield by Patriot pursuant to Section 2.3 hereof. The Deposit shall be held and used by Summerfield in strict accordance with the terms and provisions of this Agreement.

         "Disclosure Schedule" shall mean Schedule A9 attached hereto and made a part hereof.

         "Development Agreement" shall mean with respect to the Property, the agreement entered into by Summerfield which provided for the development of the site thereof.

         "Effective Date" shall mean the date this Agreement has been fully executed and delivered by all parties hereto.

         "Environmental Damages" shall mean all governmental or third-party claims, judgments, damages, losses, penalties, fines, liabilities (including, without limitation, punitive damages and strict liability), encumbrances, liens, costs and expenses of investigation and defense of any claim, whether or not such is ultimately defeated, and of any settlement or judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, including, without limitation, attorneys' fees and disbursements, remediation costs and consultants' fees, any of which arise as a result of the existence of Hazardous Materials upon, about or beneath the Property (except if such Hazardous Materials have migrated from offsite to beneath the Property) or migrating or threatening to migrate from the Property, or as a result of the existence of a violation of Environmental Requirements pertaining to the Property.

         "Environmental Requirements" shall mean (i) all applicable statutes, regulations, rules, policies, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, and similar items, of all Governmental Authorities, and (ii) all judicial, administrative and regulatory decrees, judgments, directives and orders, in each case of (i) and (ii) relating to the protection of human health or the environment from Hazardous Materials, including, without limitation: (a) all requirements thereof, including, without limitation, those pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of Hazardous Materials into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials; and (b) all requirements pertaining to the protection of the health and safety of employees or the public from Hazardous Materials.

         "Escrow Agent" shall mean American Title Company, whose address is 6029 Belt Line Road, Suite 250, Dallas, Texas 75240 (telephone 972-789-8400, fax 972-789-8029).

         "Expenses" shall mean expenses, trade payables and other items to be prorated which are related to the ownership and operation of the Property which are to be prorated pursuant to Section 7.6 hereof.

         "FF&E Cash Reserves" shall mean the cash reserves maintained for the furniture, fixtures and equipment attached to, located upon, or used in connection with the ownership, maintenance, or operation of each Property, the balance of which reserve as of February 28, 1998 is shown in Part 2 of Schedule A1 attached hereto and made a part hereof.

         "Financial Information" shall mean the financial information defined as such in Section 3.12 hereof.

         "FIRPTA  Certificate"  shall mean an affidavit from  Summerfield  under
Section 1445 of the Internal Revenue Code, as amended, certifying that it is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Internal Revenue Code and regulations promulgated thereunder), in form and substance satisfactory to Patriot.

         "Governmental Authority" shall mean any federal, state, county, municipal or other government or any governmental or quasi-governmental agency, department, commission, board, bureau, officer or instrumentality, foreign or domestic, or any of them, having jurisdiction over Summerfield, Patriot or the Property.

         "Hazardous Materials" shall mean any chemical substance: (i) which is or becomes defined as a "hazardous substance," "hazardous waste," "hazardous material," "pollutant," "contaminant," or "toxic," "explosive," "corrosive," "flammable," "infectious," "radioactive," "carcinogenic," or "mutagenic" material under any law, regulation, rule, order, or other authority of the federal, state or local governments, or any agency, department, commission, board, or instrumentality thereof, regarding the protection of human health or the environment from such chemical substances including, but not limited to, the following federal laws and their amendments, analogous state and local laws, and any regulations promulgated thereunder: the Clean Air Act, the Clean Water Act, the Oil Pollution Control Act, the Comprehensive Environmental Response, Compensation, and Liability Act of 1986, the Emergency Planning and Community Right to Know Act, the Solid Waste Disposal Act, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Toxic Substances Control Act, including, without limitation, asbestos, lead and gasoline and other petroleum products (including crude oil or any fraction thereof); (ii) without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons; (iii) without limitation, which contains drinking biphenyls or asbestos or asbestos-containing materials, or lead, or urea formaldehyde foam insulation; or (iv) without limitation, radon gas.

         "Hotel" shall mean the hotel and related amenities located on the Land.

         "Improvements"   shall   mean  the  Hotel  and  all  other   buildings,
improvements, fixtures and other items of real estate located on the Land.

         "Insurance Policies" shall mean all policies of insurance maintained by or on behalf of Summerfield pertaining to the Property, its operation (including but not limited to policies dealing with workman's compensation and other employee-related claims), or any part thereof together with those policies of insurance which were maintained by or on behalf of Summerfield for the two (2) years prior to the Effective Date.

         "Intangible Personal Property" shall mean all intangible personal property owned by Summerfield in its capacity as owner of the Property, and used in connection with the ownership, operation, leasing, occupancy or maintenance of the Property, including, without limitation, (1) the Authorizations, (2) utility and development rights and privileges, business records, plans and specifications pertaining to the Property, (3) any unpaid award for taking by condemnation or any damage to the Real Property by reason of a change of grade or location of or access to any street or highway which was not effective prior to the Effective Date, (4) the share of the Rooms Ledger determined under
Section 7.6 hereof, and (5) the balance of the FF&E Cash Reserve as of the Closing Date, excluding (a) any of the aforesaid rights which Patriot elects not to acquire, (b) cash reserves for taxes and insurance, (c) the pre-Closing working capital on hand, and (d) the pre-Closing accounts receivable for the Hotel; provided, however, Intangible Personal Property shall not include any of the foregoing to the extent transferred by Summerfield to Tenant pursuant to the Transfer Agreements.

         "Land" shall mean the parcel of real estate lying and being in the County, and State as more particularly described on Exhibit A1 attached hereto, together with all easements, rights, privileges, remainders, reversions and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of Summerfield therein, in the streets and ways adjacent thereto and in the beds thereof, either at law or in equity, in possession or expectancy, now or hereafter acquired.

         "Leased Property" shall mean all leased items of Tangible Personal Property.

         "Loan Agreement" shall mean that certain Loan Agreement dated March 18, 1998, by and between Patriot American Hospitality Operating Partnership, L.P. ("PAHOP") and SF Hotel Company, L.P. pursuant to which PAHOP will lend and SF Hotel Company, L.P. will borrow $17,083,333.00 in exchange for a note convertible into a preferred partnership interest in SF Hotel Company, L.P., and which note convertible is in approved form appended thereto.

         "Management Agreement" shall mean the Management Agreements defined in the Transfer Agreement relating to the Property.

         "Manager" shall mean Summerfield Suites Management Company, L.P., in its capacity as manager under the Management Agreement.

         "Material Adverse Effect" shall mean in relation to Patriot any effect that is materially adverse to the financial condition and results of operation of the Property or a material increase in the obligations that Patriot is required to assume in connection herewith and, in relation to Summerfield, any effect that is materially adverse to the financial conditions and results of operation of the Property or a material increase in the obligations that Summerfield is obligated to retain in connection herewith.

         "Occupancy Agreements" shall mean all leases, concession or occupancy agreements (if any) in effect with respect to the Real Property under which any tenants (other than Hotel guests) or concessionaires occupy space upon the Real Property.

         "Operating Agreements" shall mean all management, service, supply and maintenance contracts, if any, in effect with respect to the Property and all other contracts (other than the Development Agreement, the Occupancy Agreements, and the Management Agreement) that affect the Property or are otherwise related to the construction, ownership, operation, occupancy or maintenance of the Property.

         "Owner's Title Policy" shall mean the owner's policy of title insurance to be issued to Patriot by the Title Company in the form described in the Pro Forma Title Policy (hereinafter defined).

         "Permitted Liens" shall mean any liens (i) relating to or created, arising or existing in connection with any tax or other governmental charge or levy not yet due or, to the extent listed in the Disclosure Schedule, being protested in good faith, (ii) relating to or created, arising or existing in connection with any legal proceeding being contested in good faith, to the extent listed in the Disclosure Schedule, (iii) other liens described in the Disclosure Schedule, or (iv) any liens which are Permitted Title Exceptions.

         "Permitted Title Exceptions" shall mean those exceptions to title to the Real Property that appear on the Pro Forma Title Policy at Exhibit A5 attached hereto.

         "Personal Property" shall mean collectively the Tangible Personal Property and the Intangible Personal Property.

         "Personal Property Leases" shall mean the leases pursuant to which Summerfield leases, or will lease, the Leased Property.

         "Pro Forma Title Policy" shall mean the pro forma policy of title insurance in the form of Exhibit A5 attached hereto.

         "Property" shall mean the Real Property and the Personal Property.

         "Purchase Price" shall mean the sum specified in Part 3 of Schedule A1 attached hereto which sum shall be payable in the manner described in Section
2.2 hereof and subject to prorations as set forth herein.

         "Real Property" shall mean the Land and the Improvements.

         "Retained Liabilities" shall mean (except to the extent insured against by the Owner's Title Policy) all obligations and liabilities (whether known, unknown, accrued, absolute, matured, unmatured, contingent or otherwise), created on or prior to the Closing Date (except those created by Patriot), whether arising prior to or after Closing, (a) arising out of indebtedness of Summerfield or indebtedness which affects the Property or any part thereof, (b) arising out of contracts or agreements by which Summerfield is bound and which are not the subject of prorations under Section 7.6 hereof, and (c) Summerfield Expenses.

         "Rooms Ledger" shall mean the final night's room revenue for the Hotel (revenue from rooms occupied as of 12:01 a.m. on the Closing Date, exclusive of food, beverage, telephone and similar charges which shall be retained by Summerfield), including any sales taxes, room taxes or other taxes thereon.

         "Shimizu Purchase Agreements" shall mean collectively all of the Agreements more particularly described in Schedule A2 attached hereto and made a part hereof regarding the intended purchase by Patriot of the properties described in each Agreement.

         "Submission Matters" shall mean all items described in Section 2.4(a) hereof.

         "Summerfield Expenses" shall mean Expenses which are the responsibility of Summerfield under Section 7.6.

         "Summerfield's Organizational Documents" shall mean the current partnership agreement and certificate of limited partnership and all amendments thereto of each of the entities comprising Summerfield and its general partners.

         "Survey" shall mean the survey described in Part 4 of Schedule A1 attached hereto and made a part hereof.

         "Tangible Personal Property" shall mean the items of tangible personal property consisting of all furniture, fixtures, equipment, machinery and other personal property of every kind and nature (but expressly excluding cash-on-hand and petty cash funds) located on or in the Real Property, used in the operation of the Hotel and owned by Summerfield on the Closing Date, including, without limitation, unopened inventories of food and beverages and the stock of linens, towels, paper goods, soaps, cleaning supplies, china, glassware, silverware, tablecloths, napkins, television sets, carpets, drapes, rugs, floor coverings, mattresses, pillows, bed spreads and miscellaneous guest supplies, engineering cleaning supplies and the like.

         "Tenant" shall mean Summerfield HPT Lease Company, L.P.

         "Title Company" shall mean Escrow Agent on behalf of Chicago Title Insurance Company.

         "Transfer Agreements" shall mean the agreements between Summerfield or an affiliate of Summerfield and Tenant pertaining to the transfer of certain assets and the prorations of certain liabilities associated with the Hotel.

         "UCC Reports" shall mean the reports of searches of the Uniform Commercial Code records of both the County and State in which the Property is located.

         "Utilities" shall mean public sanitary and storm sewers, natural gas, telephone, public water facilities, electrical facilities and all other utility facilities and services necessary or appropriate for the operation and occupancy of the Property as a hotel.

         "Warranties and Guaranties" shall mean all warranties and guaranties relating to the Improvements or the Tangible Personal Property or any part thereof, if any.

                                   ARTICLE II
                     PURCHASE AND SALE OF PROPERTY; DEPOSIT;
                        PAYMENT OF PURCHASE PRICE; TITLE

         2.1 Purchase and Sale. Summerfield agrees to sell and Patriot agrees to purchase the Property for the Purchase Price and in accordance with and subject to, the terms and conditions hereinafter set forth.

         2.2 Payment of Purchase Price. The Purchase Price shall be paid to Summerfield at Closing by making a wire transfer of immediately available federal funds to a designated account on behalf of Summerfield or other applicable party as specified in writing by Summerfield.

         2.3 Deposit. Within three (3) days after the execution hereof by both Summerfield and Patriot and as a condition precedent to the effectiveness of this Agreement, Patriot shall deliver to Escrow Agent cash in the amount of $333,333.33 (the "Deposit"). Escrow Agent shall hold the Deposit pursuant to the terms, conditions and provisions of this Agreement. The Deposit shall be either
(a) returned to Patriot pursuant to Article X or at Closing, or (b) delivered to Summerfield pursuant to Article X hereto.

         2.4      Submission Matters and Title Information.

                  (a)      Summerfield has delivered the following to Patriot:

                           (1) Complete copies of all Occupancy Agreements in effect as of the Effective Date, which are described on Schedule A3 attached hereto and made a part hereof.

                           (2) Complete copies of all Operating Agreements in effect as of the Effective Date, which are described on Schedule A4 attached hereto and made a part hereof.

                           (3) A schedule setting forth the type and amounts of insurance coverage maintained by Summerfield with respect to the Property as of the Effective Date as described on Schedule A5 attached hereto and made a part hereof.

                           (4)  Financial  and  operating   statements  for  the
         Property through January, 1998 and for the previous calendar years in which the Property was operating.

                           (5) The operating and capital expenditure budget for the Property for the current calendar year and for the previous calendar years in which the Property was operating.

                           (6) A complete list of all Leased Property and complete copies of all Personal Property Leases, in effect as of the Effective Date which are described on Schedule A6 attached hereto and made a part hereof.

                           (7) Copies of invoices for all ad valorem taxes and special assessments assessed against the Property for the current calendar year and prior calendar year, either statements for Utilities payable for the current calendar year and the prior calendar year or such other information as Patriot has reasonably required itemizing the payment of utilities for the Hotel, and such information as Patriot has reasonably required regarding current renditions or assessments on the Property or notices relative to change in valuation for ad valorem taxes.

                           (8) Copies of all parking, structural, mechanical or other engineering reports or engineering studies related to the Property together with copies of all soil tests, masonry tests, percolation tests, water, oil, gas, mineral, radon, formaldehyde, PCB or other environmental tests, audits or reports, market studies and site plans related to the Property.

                           (9) Copies of complete sets of all architectural, mechanical, structural and/or electrical plans and specifications used in connection with the construction of or alterations or repairs to the Property.

                           (10) Copies of complete sets of prototype plans for the Property.

                           (11) A complete copy of the Management Agreement and any other documents executed by Manager which modify the Management Agreement or provide third parties with rights against Manager with respect to the Management Agreement.

                           (12) Complete copies of the Authorizations listed at Part A of Schedule A7 attached hereto and made a part hereof.

                           (13) Complete copies of audited financial statements for the entities comprising Summerfield for the fiscal years ending December 29, 1995 and January 3, 1997, and unaudited Financial Information for calendar year 1997 and January 1998.

                           (14)     Survey

                           (15)     UCC Reports

                           (16)     Pro Forma Title Policy.

         2.5 Availability of Information and Access. Until the Closing, (a) Summerfield shall, at its sole cost and expense, make available at Summerfield's corporate offices in Wichita to Patriot, its agents, auditors, engineers. attorneys, potential lessees and other designees, for inspection and/or copying, copies of all correspondence, books, records, tax returns, bank statements, financial statements, advance reservations and room bookings and function bookings, rate schedules and any and all other materials or information relating to the Property, and (b) upon reasonable prior notice, Summerfield shall make available to Patriot, its agents, auditors, engineers, attorneys, potential lessees and other designees, the Property for purposes of inspection provided that Patriot shall not cause any damage thereto and shall, in any event, be liable to make good any damage which may thereby be occasioned by any act or default on Patriot's part.


                                   ARTICLE III
                  SUMMERFIELD'S REPRESENTATIONS AND WARRANTIES

         To induce Patriot to enter into this Agreement and to acquire the Property in the manner provided herein, Summerfield hereby makes the following representations and warranties, upon each of which Summerfield acknowledges and agrees that Patriot and its permitted assignees are entitled to rely and have relied, subject to the limitation set forth in Section 3.31 hereof:

         3.1 Organization and Power. Summerfield is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Kansas and is qualified to transact business in the state of Kansas and in the state in which the Property is located, and has all requisite powers and all governmental licenses, authorizations, consents and approvals to carry on its business as now conducted and to enter into and perform its obligations hereunder and under any document or instrument required to be executed and delivered on behalf of Summerfield hereunder.

         3.2 Authorization and Execution. This Agreement has been duly authorized by all necessary action on the part of Summerfield, has been duly executed and delivered by Summerfield, constitutes the valid and binding agreement of Summerfield, and is enforceable in accordance with its terms subject to applicable bankruptcy, reorganization, insolvency and moratorium laws and general principles of equity. The person or persons executing this Agreement on behalf of Summerfield have the authority to do so.

         3.3 Non-contravention. The execution and delivery of, and the performance by Summerfield of its obligations under, this Agreement do not and will not contravene, or constitute a default under any of Summerfield's Organizational Documents, any judgment, injunction, order or decree binding upon Summerfield or to which the Property is subject, or, to Summerfield's knowledge, do not and will not contravene, or constitute a default under, any provision of applicable law or regulation, any agreement, or other instrument binding upon Summerfield or to which the Property is subject, or result in the creation of any lien or other encumbrance on any asset of Summerfield. Other than the Transfer Agreements, there are no outstanding agreements (written or oral) pursuant to which Summerfield, (or any predecessor to or representative of Summerfield) has agreed to sell or has granted an option or right of first refusal to purchase the Property or any part thereof except for those that will be waived or released at or prior to Closing.

         3.4 No Special Taxes. Summerfield has no knowledge of, nor has it received any written notice of, any special taxes or assessments, including any withholding taxes or "rollback" taxes, relating to the Property or any part thereof or any planned public improvements that may result in a special tax or assessment against the Property except as otherwise reflected in the Pro-Forma Title

Policy. Any taxes or assessments due and payable pursuant to the Permitted Title Exceptions will be paid by the Closing Date. To the best of Summerfield's knowledge, there are no taxes (whether special or otherwise) charges or assessments affecting the Property which are subject to reinstatement or escalation on a predetermined basis, specific to such Property.

         3.5 Compliance with Existing Laws. Summerfield possesses all Authorizations, each of which is valid and in full force and effect, and no provision, condition or limitation of any of the Authorizations has been breached or violated. Summerfield has no knowledge of any termination, suspension, modification or limitation affecting any of the Authorizations. Summerfield has no knowledge, nor has it received written notice within the past two (2) years, of any existing or threatened violation of any provision of any Applicable Laws including, but not limited to, those of environmental agencies or insurance boards of underwriters with respect to the ownership, operation, use, maintenance or condition of the Property, or any part thereof, or requiring any repairs or alterations to the Property other than those that have been made prior to the date hereof.

         3.6 Personal Property. To Summerfield's knowledge, all of the Personal Property, excluding the Leased Property, being conveyed by Summerfield hereunder are free and clear of all liens and encumbrances, except for the Permitted Liens, or those which will be discharged by Summerfield at Closing, and Summerfield has good and merchantable title thereto and the right to convey same in accordance with the terms of this Agreement.

         3.7 Operating Agreements. There are no management, service, consulting, brokerage, supply or maintenance contracts in effect with respect to the Property other than the Operating Agreements described on Schedule A4 hereto. Summerfield has performed in all material respects all of its obligations under each of the Operating Agreements and there are no defaults under any of the Operating Agreements. To Summerfield's knowledge, all other parties to the Operating Agreements have performed all of their obligations thereunder in all material respects, and are not in default thereunder in any material respect. Summerfield has received no notice of any intention by any of the parties to any of the Operating Agreements to cancel the same, nor has Summerfield canceled any of same.

         3.8 Insurance. All of Summerfield's Insurance Policies are valid and in full force and effect and to Summerfield's knowledge Summerfield has complied with all requirements of the insurance carriers of the Insurance Policies.

         3.9 Condemnation Proceedings; Roadways. Summerfield has received no written notice of any condemnation or eminent domain proceeding pending or threatened against the Property or any part thereof. Summerfield has no knowledge of any change in the route or width of any street or road adjacent to or serving the Property or any part thereof, and Summerfield has received no written notice of any proposed change in the route, grade or width of, or otherwise affecting, any street or road adjacent to or serving the Property or any part thereof.

         3.10 Actions or Proceedings. There is no action, suit or proceeding pending or to Summerfield's knowledge threatened against or concerning Summerfield or the Property in any court, before any arbitrator or before or by any Governmental Authority which (a) in any manner raises any question affecting the validity or enforceability of this Agreement, (b) could materially and adversely affect the business, financial position or results of operations of Summerfield or the Property, (c) could materially and adversely affect the ability of Summerfield to perform its obligations hereunder, (d) could create a lien on the Property or any part thereof or any interest therein, (e) is material and concerns any past or present employee of Manager who worked at the Hotel or (f) could otherwise adversely affect the Property or any part thereof or any interest therein or the use, operation, condition or occupancy thereof.

         3.11 Labor and Employment Matters. Neither Summerfield nor Manager is a party to any oral or written employment contracts or agreements with respect to the Property which will be binding on Patriot. There are no labor disputes or organizing activities pending or threatened as to the operation or maintenance of the Property, or any part thereof. Neither Summerfield nor Manager is a party to any union or other collective bargaining agreement with employees employed in connection with the ownership, operation or maintenance of the Property.

         3.12 Financial Information and Submission Matters. All of Summerfield's financial information, including, without limitation, all books and records and financial statements ("Financial Information") fairly represents in all material respects the financial condition of Summerfield and presents accurately the results of the operations of the Property for the periods indicated. Between the date of the last audited financial statement included in Summerfield's Financial Information which was submitted to Patriot and the Effective Date, there has been no event which (i) would be reported in footnotes to an audited financial statement if one were available for such period or (ii) has resulted in a Material Adverse Effect on the financial condition or in the operations of the Property except to the extent disclosed in the unaudited financial statements which have been delivered to Patriot prior to the Effective Date.

         3.13 Submission Matters. All Submission Matters have been delivered by Summerfield to Patriot pursuant to this Agreement and, with respect to Submission Matters described in Section 2.4(a)(3), are true, correct and complete in all material respects and, with respect to Submission Matters described in Sections 2.4(a)(8), (9) and (10) Summerfield has no reason to believe that they are not, true, correct and complete in all material respects. Summerfield warrants the accuracy of replies as given by Summerfield (which shall mean B. Anthony Isaac,
Roy R. Baker, John R. Morse and the General Manager of the Hotel) to Patriot, its employees, agents and advisors in response to queries raised by them during Patriot's due diligence investigation.

         3.14 Bankruptcy. No Act of Bankruptcy has occurred with respect to Summerfield.

         3.15 Hazardous Substances. Summerfield has not received any written notice that any previous owner, tenant, occupant or user of the Property has, engaged in or permitted any operations or activities upon, or any use or occupancy of the Property or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Materials on, under, in or about the Property in violation of any Applicable Laws.

                  (a) Summerfield has not received any written notice nor has knowledge that any Hazardous Materials have migrated from or to the Property upon, about, or beneath other properties in violation of any Environmental Requirements;

                  (b)  None  of  the   Property,   nor  the   existing   or,  to
         Summerfield's knowledge, prior uses, fail or failed to materially comply with Environmental Requirements;

                  (c) To Summerfield's knowledge, there are no permits, licenses or other authorizations which are required under any Environmental Requirements with regard to the current uses of the Property and which have not been obtained and complied with.

                  (d) Neither Summerfield nor, to Summerfield's knowledge, any prior owner, occupant or user of the Property has received any written notice concerning any alleged violation of Environmental Requirements in connection with the Property or any liability for Environmental Damages in connection with the Property for which Summerfield (or Patriot after Closing) may be liable.

                  (e) To Summerfield's knowledge, no Hazardous Materials are constructed, deposited, stored or otherwise located on, under, in or about the Property in violation of any Environmental Requirements.

                  (f) There exists no writ, injunction, decree, order or judgment outstanding, nor any lawsuit, claim, proceeding, citation, summons, or, to Summerfield's knowledge investigation, pending or to Summerfield's knowledge threatened, relating to any alleged violation of Environmental Requirements on the Property, or relating to any Environmental Damages.

                  (g)  No  above   ground  (or,  to   Summerfield's   knowledge,
         underground) chemical treatment or storage tanks, or gas or oil wells are located on the Property.

         3.16  Occupancy  Agreements.   There  are  no  leases,  concessions  or
occupancy agreements in effect with respect to the Property other than the Occupancy Agreements described on Schedule A3 hereto. Except as specifically provided in the Occupancy Agreements, no tenant or concessionaire is entitled to any rebates, allowances, free rent or rent abatement for any period after the Closing of the transaction contemplated hereby. Summerfield has received no notice of any intention by any of the parties to any of the Occupancy Agreements to cancel the same, nor has Summerfield canceled any of same. No brokerage commissions or compensation of any kind shall be due in connection with the Occupancy Agreements, and the rents or revenues to be derived therefrom.

         3.17 Leased Property. All Personal Property Leases are in good standing and free from default by Summerfield and, to Summerfield's knowledge, by the lessor thereof.

         3.18 Americans With Disabilities Act. Summerfield has received no written notice that the Property is not in compliance with the Americans With Disabilities Act.

         3.19 Structural Condition. Except as disclosed in writing by Summerfield to Patriot or Wyndham International, Inc. or their affiliates and as contained in any engineering reports concerning the Property delivered to Patriot, there is to Summerfield's knowledge, no latent material defect in the Improvements or structural elements thereof, mechanical systems (including, without limitation, all heating, ventilating, air conditioning, plumbing, electrical, utility and sprinkler systems) therein, the utility system servicing the Property and the roofs.

         3.20 Zoning and Platting. Summerfield has no knowledge of any proceeding and has received no written notice of any threatened action or proceeding which could result in a modification or termination of the present zoning of the Property.

         3.21 Access. Summerfield has no knowledge of any pending and has received no written notice of any threatened, governmental proceeding which would limit or result in the termination of the Property's existing access to and from public streets or roads.

         3.22 No Commitments. To Summerfield's knowledge, no commitments have been made to any Governmental Authority, utility company, school board, church or other religious body, or any homeowners' association or any other organization, group or individual, relating to the Property which would impose an obligation upon Patriot to make any contribution or dedication of money or land or to construct, install or maintain any improvements of a public or private nature on or off the Property.

         3.23 Summerfield Is Not a "Foreign Person". Summerfield is not a "foreign person" within the meaning of Section 1445 of the Internal Revenue
Code, as amended (i.e., a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person as those terms are defined in the Internal Revenue Code and regulations promulgated thereunder).

         3.24 No Other Property Interests. There are no property interests, buildings, structures or other improvements or personal property that are owned by Summerfield which are necessary for the operation of the Hotel, that are not being conveyed pursuant to this Agreement.

         3.25 Management Agreement. There are no management contracts in effect with respect to the Property other than the Management Agreement. Summerfield has performed in all material respects all of its obligations under the Management Agreement and there are no defaults by Summerfield under the Management Agreement. To Summerfield's knowledge, all other parties (whether one or more) to the Management Agreement have performed all of their respective obligations thereunder in all material respects, and are not in default thereunder in any material respect. Summerfield has received no written notice of any intention by any of the parties to the Management Agreement to cancel the same, nor has Summerfield canceled the same.

         3.26 Development Agreement. There is no Development Agreement currently in effect with respect to the Property. There are no outstanding obligations to be performed by any of the parties to any previous Development Agreement and, to the extent that same may have existed, such Development Agreement may be regarded as of the Effective Date hereof as having been performed in full and of no further force or effect.

         3.27 Relationship to Certain Parties. Summerfield does not, to its knowledge, have a direct or indirect relationship to the Central States, Southeast and Southwest Areas Pension Fund within the meaning of Section 514(c)(9)(B)(iv) of the Internal Revenue Code of 1986, as amended. The list of partners in Summerfield as delivered by Summerfield to Patriot is true, correct and complete.

         3.28 Liquor License. Summerfield possesses all liquor licenses, alcoholic beverage licenses and other permits and Authorizations necessary to continue operating the facilities presently located in the Hotel and all such liquor licenses, alcoholic beverage licenses and other permits and Authorizations are valid and are held in the names of the operators of such businesses or affiliates thereof.

         3.29 Improvements. All Improvements have been constructed and are owned, used and operated in accordance with the requirements of the Permitted Title Exceptions.

         3.30 Warranties and Guaranties. Summerfield shall not, on or before Closing, release or modify the Warranties and Guaranties, if any, except with the prior written consent of Patriot, which consent shall not be unreasonably withheld or delayed and which shall be deemed given if not given or refused within five (5) business days of Summerfield's request therefor in writing.

         3.31 Limitations on Representations and Warranties. Each of the representations and warranties contained in this Article III and its various subparagraphs are intended for the benefit of Patriot and may be waived in whole or in part, by Patriot, but only by an instrument in writing signed by Patriot. Each of the representations and warranties shall be deemed to be modified by such matters disclosed by (a) the Submission Matters, (b) Patriot's own due diligence investigations prior to the Effective Date, and (c) the Disclosure
Schedule. All rights and remedies arising in connection with the untruth or inaccuracy of any such representations and warranties as of the Closing Date shall survive the Closing. Patriot shall promptly notify Summerfield of an apparent untruth or inaccuracy regarding a representation or warranty given by Summerfield hereunder if it learns of such inaccuracy following the Effective Date from its own due diligence activities. Summerfield, at its sole cost and expense, shall then have until the Closing Date to cure such matters to Patriot's satisfaction, if Summerfield so elects. If Summerfield gives Patriot written notice prior to Closing of the untruth or inaccuracy of any representation or warranty, or Patriot otherwise obtains actual knowledge prior to Closing of the untruth or inaccuracy of any representation or warranty, and Patriot nevertheless elects to close this transaction, Patriot shall be entitled to exercise all available remedies for such breach as set forth in Article IX hereof (subject to the condition that Patriot shall have given Summerfield prompt written notice of such untruth or inaccuracy and the above opportunity to cure). Any such written notice from Summerfield to Patriot shall state in the first paragraph thereof and in all capitalized letters that "THIS NOTICE IS GIVEN PURSUANT TO THE PURCHASE AND SALE AGREEMENT MADE AS OF MARCH 18, 1998 AND RELATES TO THE UNTRUTH OR INACCURACY OF SUMMERFIELD'S REPRESENTATIONS OR WARRANTIES." Patriot shall be deemed to have actual knowledge of the untruth or inaccuracy of any representation or warranty only if such matters are disclosed by (a) the Submission Matters, (b) Patriot's due diligence investigation prior to the Effective Date, or (c) Disclosure Schedule and Patriot receives written notice from Summerfield satisfying the foregoing requirements. Except to the extent otherwise expressly provided in the second sentence of this Section, no written notice, investigation, audit, inspection, review or the like shall be deemed to terminate the effect of any such representations, warranties and covenants, it being understood that Patriot has the right to rely thereon and that each such representation and warranty constitutes a material inducement to Patriot to execute this Agreement and to close the transaction contemplated hereby and to pay the Purchase Price to Summerfield.

         Whenever the term "to Summerfield's knowledge" or "known to Summerfield" is used or reference to Summerfield's belief or reason to believe is made in this Agreement or in any representations and warranties given to Patriot at closing, such knowledge or belief shall be the actual knowledge or belief of B. Anthony Isaac, Roy R. Baker, John R. Morse, and the general manager of the Hotel only, without any inquiry.


                                   ARTICLE IV
                    PATRIOT'S REPRESENTATIONS AND WARRANTIES

         To induce Summerfield to enter into this Agreement and to sell the Property to Patriot, Patriot hereby makes the following representations and warranties, upon each of which Patriot acknowledges and agrees that Summerfield is entitled to rely and has relied:

         4.1 Organization and Power. Patriot is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all partnership powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and to enter into and perform its obligations under this Agreement and any document or instrument required to be executed and delivered on behalf of Patriot hereunder.

         4.2 Authority of Patriot. This Agreement has been duly authorized by all necessary action on the part of Patriot, has been duly executed and delivered by Patriot, constitutes the valid and binding agreement of Patriot and is enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and moratorium laws and general principles of equity. The person executing this Agreement on behalf of Patriot has the authority to do so.

         4.3 Non-contravention. The execution and delivery of this Agreement and the performance by Patriot of its obligations hereunder do not and will not contravene, or constitute a default under, any provisions of applicable law or regulation, or any agreement, judgment, injunction, order, decree or other instrument binding upon Patriot or result in the creation of any lien or other encumbrance on any asset of Patriot.

         4.4 Litigation. There is no action, suit or judicial or administrative proceeding, pending or to Patriot's knowledge threatened, against or affecting Patriot in any court or before any arbitrator or before any Governmental Authority which (a) in any manner raises any question affecting the validity or enforceability of this Agreement, (b) could materially and adversely affect the business, financial position or results of operations of Patriot, and (c) could materially and adversely affect the ability of Patriot to perform its obligations hereunder.

         4.5 Submission Matters. Patriot confirms that the Submission Matters which it received prior to the Effective Date are satisfactory in all material respects. Patriot acknowledges receipt of all of the items listed in the Schedules attached hereto and, to the extent that there are additional items included in the Submission Matters which are not listed in the Schedules attached hereto, Patriot confirms that it is not aware of any items which have not been received by it but which should have been furnished to it.

         4.6 Bankruptcy. No Act of Bankruptcy has occurred with respect to Patriot.

Wherever the term "to Patriot's knowledge" or "known to Patriot" is used in this Agreement or in any representations and warranties given to Summerfield at Closing, such knowledge shall be the actual knowledge of Michael Silverman, Diane Parmerlee and Anne Raymond only, without any further inquiry.

                                    ARTICLE V
                              CONDITIONS PRECEDENT

         5.1 As to Patriot's Obligations. Patriot's obligation to purchase the Property is subject to the satisfaction of the following conditions precedent:

                  (a) Summerfield's Deliveries. Summerfield shall have delivered to or for the benefit of Patriot, on or before the Closing Date, all of the documents and other information required of Summerfield pursuant to Sections 7.2 and 7.4 hereof.

                  (b) Representations, Warranties and Covenants: Obligations of Summerfield. All of Summerfield's representations and warranties (set forth in Article III) shall be true and correct in all respects as of the Closing Date as if then made (provided that, for purposes of determining the accuracy of such warranties and representations, any inaccuracy that does not have a Material Adverse Effect in relation to Patriot shall be disregarded); Summerfield shall have performed in all respects all of its covenants and other obligations under this Agreement (provided that, for purposes of determining the compliance by Summerfield of such covenants as of the Closing Date, any non-compliance by Summerfield that does not have a Material Adverse Effect in relation to Patriot shall be disregarded); and none of the following events have occurred with respect to the Property which could in Patriot's reasonable judgment, materially and adversely affect the Property:

                           (1)  a structural failure causing human fatalities;

                           (2) human fatalities caused by disease which is specifically identified with the Property such as the occurrence of Legionnaires disease; and

                           (3)  human  fatalities   caused  by  the  failure  of
         life/safety systems.

                  (c) Title Insurance. The commitment of Title Company to issue the Owner's Title Policy to Patriot.

                  (d) Shimizu Purchase Agreements and Transfer Agreements. The simultaneous consummation of the purchases contemplated by the Shimizu Purchase Agreements and the Transfer Agreements, other than due to (a) the failure on the part of Patriot to comply with or perform its obligations thereunder, or (b) the occurrence of Patriot's election to terminate any Shimizu Purchase Agreement under Section 8.1 or Section 8.2 thereof (and the termination of the related Transfer Agreement), or (c) the occurrence of Patriot's election to terminate one (1) Shimizu Purchase Agreement pursuant to Section 10.1(c) of such Agreement (and the termination of the related Transfer Agreement).

                  (e) Agreement to Lease. The execution and delivery of the Agreement to Lease by the parties hereto so that same is in full force and effect and, on the Closing Date, the performance by Tenant (as defined therein) of its obligations thereunder and the concurrent satisfaction of the conditions precedent therein to closing thereunder and the execution and delivery by Tenant of the Facility Lease (as defined therein).

                  (f) Loan Agreement. The execution and delivery of the Loan Agreement by the parties thereto so that same is in full force and effect and, on the Closing Date, the performance by the Borrower (as defined therein) of its obligations thereunder and execution by Borrower of the Note (as defined therein).

Each of the conditions contained in this Section 5.1 are intended for the benefit of Patriot and may be waived in whole or in part, by Patriot, but only by an instrument in writing signed by Patriot.

         5.2  As  to  Summerfield's   Obligations.   Summerfield's   obligations
hereunder are subject to the satisfaction of the following conditions precedent:

                  (a) Patriot's Deliveries. Patriot shall have delivered to or for the benefit of Summerfield, on or before the Closing Date, the Purchase Price and all of the documents and other payments required of Patriot pursuant to Sections 7.3 and 7.4 hereof.

                  (b) Representations, Warranties and Covenants; Obligations of Patriot. All of Patriot's representations and warranties made in this Agreement shall be true and correct in all respects as of the Closing Date as if then made (provided, for purposes of determining the accuracy of such warranties and representations any inaccuracy that does not have a Material Adverse Effect on Summerfield shall be disregarded) and Patriot shall have performed in all material respects all of its covenants and other obligations under this Agreement (provided, for purposes of determining the compliance by Patriot with such covenants as of the Closing Date, any non-compliance by Patriot that does not have a Material Adverse Effect in relation to Summerfield shall be disregarded).

                  (c) Shimizu Purchase Agreements and Transfer Agreements. The simultaneous consummation of the purchases contemplated by the Shimizu Purchase Agreements and the Transfer Agreements, other than due to (a) the failure on the part of Summerfield to comply with or perform its obligations thereunder, or (b) the occurrence of Patriot's election to terminate any Shimizu Purchase Agreement under Section 8.1 or Section 8.2 thereof (and the termination of the related Transfer Agreement), or (c) the occurrence of Summerfield's election to terminate one (1) Shimizu Purchase Agreement pursuant to Section 10.1(d) of such Agreement (and the termination of the related Transfer Agreement).

                  (d) Agreement to Lease. The execution and delivery of the Agreement to Lease by the parties hereto so that same is in full force and effect and, on the Closing Date, the performance by HPT of its obligations thereunder and the execution and delivery by Landlord of the Facility Lease (as defined therein).
                  (e) Loan Agreement. The execution and delivery of the Loan Agreement by the parties thereto so that same is in full force and effect and, on the Closing Date, the performance by PAHOP of its obligations thereunder and funding of the Loan by PAHOP.

Each of the conditions contained in this Section 5.2 are intended for the benefit of Summerfield and may be waived in whole or in part, by Summerfield, but only by an instrument in writing signed by Summerfield.

                                   ARTICLE VI
                            COVENANTS OF SUMMERFIELD

         To induce Patriot to enter into this Agreement and to purchase the Property, and to pay the Purchase Price therefor, Summerfield covenants and agrees to the following:

         6.1 Operating Agreements, Occupancy Agreements and Management Agreement. Summerfield shall not change, modify, extend, renew or terminate any existing, or enter into any, new Occupancy Agreements, Operating Agreements, and Management Agreement, maintenance or repair contract, supply contract, lease in which it is lessee or other agreements with respect to the

Property, nor shall Summerfield enter into any agreements modifying the Operating Agreements, Occupancy Agreements, and Management Agreement unless (a) any such agreement or modification will not bind Patriot or the Property after the date of Closing or (b) Summerfield has obtained Patriot's prior written consent to such agreement or modification, which consent shall not be unreasonably withheld or delayed and which shall be deemed given if not given or refused within five (5) business days of Summerfield's request therefor in writing. Summerfield agrees not to cancel any Operating Agreements unless Patriot requests in writing that one or more should be terminated. Summerfield shall not apply all or any part of the security or damage deposit of a tenant under any Occupancy Agreement to obligations of such tenant except in the ordinary course of business unless such tenant has vacated its portion of the Property as of the Closing Date. Patriot and Summerfield hereby acknowledge that Tenant shall, pursuant to the Transfer Agreements, assume the Operating Agreements, and the Management Agreement (collectively, the "Agreements") that are not terminated by Patriot pursuant to the terms hereof (all of the Agreements not so terminated being herein called the "Assumed Agreements"). With respect to the Assumed Agreements, Tenant shall be required at Closing to assume all obligations thereunder accruing from and after the Closing Date. Notwithstanding anything to the contrary set forth herein, the existing Management Agreement between Summerfield and Manager shall be terminated and shall be replaced by the Management Agreement to be entered into as of the Closing Date.

         6.2 Insurance. Summerfield shall pay or cause to be paid all premiums on, and shall not allow the cancellation or expiration of any Insurance Policies unless such policy is replaced, without any lapse of coverage, by another policy or policies providing coverage at least as extensive as the policy or policies being replaced.

         6.3 Audited Statements. Summerfield has delivered to Patriot copies of the audited financial statements for the fiscal years ending December 29, 1995 and January 3, 1997, and shall cooperate with Patriot's representatives and independent public accountants to enable them to contact the auditors who prepared such audited financial statements and to obtain, at Patriot's expense, a reissuance of such audited financial statements in the same form and content as presented to Patriot. Summerfield shall pay for the cost of preparation of audited financial statements for the current fiscal year and shall ensure that such audited financial statements shall be furnished to Patriot no later than March 31, 1998.

         6.4 Operation of Properties Prior to Closing. Summerfield covenants and agrees with Patriot that, between the Effective Date (or such other date as specified below) and the Closing Date:

                  (a) Subject to the restrictions contained herein, Summerfield shall operate the Property in the same manner in which it has been operated prior to the execution of this Agreement, so as to keep such Property and the Improvements and the Tangible Personal Property (including but not limited to the mechanical systems, plumbing, electrical, wiring, appliances, fixtures, heating, air conditioning and ventilating equipment, elevators, boilers, equipment, roofs, structural members and furnaces) in good condition, reasonable wear and tear excepted, and so as to maintain the existing caliber of the Hotel operations conducted at the Property and the reasonable good will of all tenants of the Property and all employees, guests and other customers of the Hotel.

                  (b) Summerfield shall maintain its books of account and records in the usual, regular and ordinary manner, in accordance with sound accounting principles applied on a basis consistent with the basis used in keeping its books in prior years.

                  (c) Summerfield shall maintain in full force and effect all Insurance Policies.

                  (d) Summerfield shall use and operate the Property in compliance in all material respects with Applicable Laws and the requirements of any mortgage, lease, Occupancy Agreement, Operating Agreement and Insurance Policy affecting the Property.

                  (e) Summerfield shall cause to be paid prior to delinquency all ad valorem, occupancy and sales taxes due and payable with respect to the Property or the operation of the Hotel and may, in good faith, contest or seek reimbursement of taxes paid; provided that such contest does not subject the Property to any potential liability or lien and does not subject Patriot to any potential liability in the event of an unsuccessful or unsatisfactory outcome to the contest.

                  (f) Summerfield shall not permit the inventory of food, beverages, stock of linens, towels, paper goods, soaps, cleaning supplies, china, glassware, silverware, table cloths, napkins, miscellaneous guest supplies and engineering cleaning supplies constituting a portion of the Tangible Personal Property to be diminished other than as a result of the ordinary and necessary operation of the Hotel by Summerfield.

                  (g) Summerfield shall not remove or cause or permit to be removed any part or portion of the Real Property or the Tangible Personal Property without the express written consent of Patriot unless the same is replaced, prior to Closing, with similar items of at least equal suitability, quality and value, free and clear of any liens or security interests other than Permitted Liens.

                  (h) Summerfield and Manager shall continue to use commercially reasonable efforts to take guest room reservations and to book functions and meetings and otherwise to promote the business of the Property or any of them in generally the same manner as Summerfield and Manager did prior to the execution of this Agreement; and all advance room bookings and reservations and all meetings and function bookings shall be booked at rates, prices and charges heretofore customarily charged by Summerfield or Manager for such purposes, and in accordance with Summerfield's or Manager's published rate schedules.

                  (i) Summerfield shall not make any agreements, other than those described in subparagraph (h) above, which shall be binding upon Patriot with respect to the Property or that otherwise cannot be terminated without penalty upon thirty (30) days notice unless approved by Patriot pursuant to
Section 6.1.

                  (j) Summerfield shall promptly deliver to Patriot upon Patriot's request such reports showing the revenue and expenses of the Hotel and all departments thereof, together with such periodic information with respect to room reservations and other bookings, as Summerfield customarily keeps or receives internally for its own use.

                  (k) Summerfield shall not enter into any employment agreements which would be binding on Patriot with respect to the Property.

                  (l) Summerfield shall promptly advise Patriot of any litigation, arbitration or administrative hearing concerning or affecting the Property of which Summerfield obtains written notice or of which Summerfield has knowledge.

                  (m) Summerfield shall not, by act or omission, breach or cause to be breached any of the terms and conditions on its part to the part to be performed and observed and as more particularly contained in the Operating Agreements and the Management Agreement.

                  (n) Summerfield shall continue to make deposits into the FF&E Cash Reserve in accordance with the Management Agreement and shall only expend funds from such FF&E Cash Reserve pursuant to the capital expenditure budget, a copy of which has been furnished to Patriot. Summerfield must obtain Patriot's prior written approval for any proposed expenditures which have not otherwise been sanctioned in the capital expenditure budget.

                  (o) Within three (3) days from the Effective Date, Summerfield shall furnish to Patriot copies of the Authorizations referred to at Part B of Schedule A7 together with all other Authorizations required for the proper use of the Property and the Hotel thereon.

         6.5 No Marketing. Neither Summerfield nor Manager shall market the Property for sale or enter into discussions or negotiations with potential purchasers of the Property.

         6.6 Liens. Summerfield shall not, after the date of this Agreement, subject the Real Property to or permit or suffer to exist any liens, encumbrances, covenants, conditions, restrictions, easements or other title matters or seek any zoning changes or take any other action which may affect or modify the status of title without Patriot's prior written consent unless same are discharged at or prior to Closing.

         6.7      Corporate and Bulk Sales Clearance.

                  (a) If the property is located in a State in which the transaction contemplated by this Agreement is subject to bulk sales laws then Summerfield shall do everything necessary to comply with those laws including the timely filing of written notices and requisite applications in the manner specified in such bulk sales laws and shall furnish copies thereof to Patriot. In addition, Summerfield shall obtain, prior to the Closing Date, all lien certificates and shall use diligent efforts to obtain, prior to the Closing Date, all clearance certificates which may be obtained pursuant to those laws. Copies of all such certificates shall be delivered to Patriot promptly after receipt of same by Summerfield.

                  (b) If Summerfield fails to obtain any such clearance certificate, then Patriot shall have the right to require Summerfield to enter into such agreements and deposit such sums with the Title Company, which shall include at Patriot's option all sums shown on any lien certificate obtained, plus the parties' reasonable estimate of those unsettled or undetermined liabilities of Seller as may be required for payment to the appropriate governmental authorities to protect Patriot against loss by reason of the non-payment by Summerfield of all taxes and other sums payable by Summerfield to the date of conveyance and Summerfield's failure to obtain and deliver clearance certificates showing that all reports have been filed with the relevant State Authority and that all such taxes and other sums have been paid.

                  (c) Alternatively, Patriot shall have the right to reduce the Purchase Price by an amount equal to all unpaid taxes and liabilities which are the subject of such lien certificates or clearance certificates and apply the amount by which the Purchase Price is so reduced to pay such taxes.

                  (d) Summerfield shall indemnify Patriot and save and hold Patriot harmless from and against any claims, suits, demands, liabilities or obligations of any kind or nature whatsoever, including all costs of defending same, and reasonable attorneys' fees paid or incurred in connection therewith, arising out of or relating to any claim made by any third party or any liability asserted by any third party that any applicable bulk sales law or like statute has not been complied with. The provisions of this Section 6.7 shall survive the Closing of the transaction contemplated hereby.

         The foregoing covenants of Summerfield are for the benefit of Patriot or its assignee of its permitted rights under this Agreement. The covenants appearing at Sections 6.1, 6.2, 6.4, 6.5 and 6.6 above shall terminate and be of no further force and effect after the Closing Date.


                                   ARTICLE VII
                                     CLOSING

         7.1 Closing. The Closing shall occur on a business day designated by Patriot, with at least five (5) days notice to Summerfield (which day shall be no later than March 25, 1998). As more particularly described below, at the Closing the parties hereto will (i) execute all of the documents listed in Sections 7.2, 7.3 and 7.4 hereof (the "Closing Documents"), (ii) deliver the same to Escrow Agent, and (iii) take all other action required to be taken in respect of the transactions contemplated hereby. The Closing will occur at the offices of Locke Purnell Rain Harrell, 2200 Ross Avenue, Suite 2200, Dallas, Texas 75201, or at such other place as Patriot shall designate by written notice to Summerfield given at least three (3) days prior to the Closing. At the Closing, Escrow Agent shall return the Deposit to Patriot and shall update the title to the Properties, Escrow Agent shall record the Deeds, release and date,
where   appropriate,   the  Closing  Documents  in
accordance with the joint instructions of Summerfield and Patriot. As provided herein, the parties hereto will agree upon adjustments and prorations to certain items which cannot be exactly determined at the Closing and will make the appropriate adjustments with respect thereto. Possession of the Properties shall be delivered to Patriot at the Closing, subject only to Permitted Title Exceptions, Permitted Liens and the rights of tenants under the Occupancy Agreements and guests in possession.

         7.2 Summerfield's Deliveries. At the Closing, Summerfield shall deliver, if not previously delivered by Summerfield pursuant to the terms hereof, to Escrow Agent all of the following instruments, each of which, where applicable, shall have been duly executed and, where applicable, acknowledged and/or sworn on behalf of Summerfield and shall be dated as of the Closing Date:

                  (a) The Deed.

                  (b) The Bill of Sale - Personal Property.

                  (c) The Assignment and Assumption Agreements to Tenant and Patriot respectively.

                  (d) A Manager estoppel letter substantially in the form of Exhibit A6 attached hereto.

                  (e) Certificates from the applicable State taxing authority and local taxing authorities stating that all occupancy and sales taxes due and payable for the Property have been paid and, if any such taxes have not been paid, the amount due and payable as of the Closing Date.

                  (f) Certificate(s)/Registration of Title to Tenant for any vehicle owned by Summerfield and used in connection with the Property.

                  (g) Such agreements, affidavits (including any requisite affidavits of title), estoppel certificates, statements, confirmations, releases of lien, receipts or evidence of payments made or such other documents as may be required by the Title Company to issue the Owner's Title Policy subject only to the Permitted Title Exceptions.

                  (h) The Owner's Title Policy.

                  (i) The FIRPTA Certificate (or alternative, if the Property is located in California, the CAL-FIRPTA Certificate).

                  (j) All original Warranties and Guaranties in Summerfield's possession or reasonably available to Summerfield.

                  (k) Appropriate resolutions of the partners comprising Summerfield, together with all other necessary approvals and consents of Summerfield and such documentary and other evidence as may be reasonably required by Escrow Agent, authorizing and evidencing the authorization of (i) the execution on behalf of Summerfield of this Agreement and the authority of the person or persons who are executing the various documents to be executed and delivered by Summerfield prior to, at or otherwise in connection with the Closing, and (ii) the performance by Summerfield of its obligations hereunder and under such documents.

                  (l) Current, valid, final and unconditional certificates of occupancy for the Real Property and Improvements, issued by the appropriate Governmental Authority.

                  (m) If Tenant is assuming Summerfield's obligations under any or all of the Operating Agreements pursuant to the Transfer Agreements, the originals of such agreements, and with respect to the material Operating Agreements, consent to the assignment thereof acknowledged and approved by the other parties to such Operating Agreements to the extent required by such Operating Agreements.

                  (n) With respect to the material Personal Property Leases, (1) the written consent of the lessors of such leases to such assignment, if required by such Personal Property Leases, and (2) executed originals of all such leases in Summerfield's possession or reasonably available to Summerfield.

                  (o) Copies of all Insurance Policies, all of which (other than for any policy of worker's compensation) shall include an endorsement thereto noting Tenant as an additional insured with respect to occurrences on or after the date which is two (2) years prior to the Effective Date.

                  (p) To the extent in Summerfield's possession or reasonably available to Summerfield, originals of the following items (which shall be deemed delivered by Summerfield under this Section 7.2 if delivered to Tenant or the property manager at the Hotel): (1) complete sets of all architectural, mechanical, structural and/or electrical plans and specifications used in connection with the construction of or alterations or repairs to the Property; and (2) as built plans and specifications for the Property, with copies thereof to Patriot upon receipt of Patriot's written request therefor.

                  (q) To the extent assignable, a written instrument executed by Summerfield, conveying and transferring to Tenant all of Summerfield's right, title and interest in any telephone numbers and TWX numbers relating to the Property, and, if Summerfield maintains a post office box, conveying to Tenant all of its interest in and to such post office box and the number associated therewith, so as to assure a continuity in operation and communication.

                  (r) Duplicate originals or copies of all agreements, leases, concession agreements and other instruments materially affecting the Property and the Hotel and/or restaurant business conducted thereon in Summerfield's possession or control, which shall be deemed delivered by Summerfield under this Section 7.2 if delivered to Tenant or the property manager at the Hotel.

                  (s) All current real estate and personal property tax bills in Summerfield's possession or under its control for taxes and assessments not yet due and payable.

                  (t) If available, by delivery to the property manager at the Hotel, a complete set of all guest registration cards, guest transcripts, guest histories, and all other available guest information.

                  (u) All books, records, operating reports, appraisal reports, files and other materials in Summerfield's possession or control which are necessary in Patriot's discretion to maintain continuity of operation of the Property (which items shall be deemed delivered by Summerfield under this Section 7.2 if delivered to Tenant or the property manager at the Hotel).

                  (v) A current UCC Report showing no financing statements covering the Property other than Permitted Liens and liens to be discharged on the Closing Date.

                  (w) Executed originals of all Occupancy Agreements and, to the extent available, Authorizations transferred or assigned to Patriot or Tenant, as appropriate, at Closing as required hereunder (which items shall be deemed delivered by Summerfield under this Section 7.2 delivered to Tenant or the property manager at the Hotel).

                  (x) Summerfield's share of the closing costs and prorations calculable hereunder which may be deducted from the Purchase Price.

                  (y) The liquor licenses for the Property, together with such consents and estoppels as may reasonably be required by Tenant from the holders of any of the liquor licenses for the Property, and any other necessary documents which may be required to effectuate the transfer of liquor licenses.

                  (z) Any requisite certificate of value that must be executed pursuant to statutory or regulatory requirements of the State in which the Property is situate.

                  (aa) A Residency Affidavit (if the Property is located in Georgia).

                  (bb) If the Property is located in New Jersey the delivery by Summerfield of a Letter of Non-applicability or a Negative Declaration in accordance with the Industrial Site Recovery Act ("ISRA") N.J.S.A. 13:1K-6 et seq. and the regulations issued thereunder.

                  (cc) An opinion from Summerfield's in-house counsel, John Morse, stating that Summerfield has duly authorized, executed and delivered to Patriot this Agreement and all of the conveyance documents to be delivered by Summerfield hereunder.

                  (dd) The Deposit.

         7.3 Patriot's Deliveries. At the Closing, Patriot shall deliver to Escrow Agent for the benefit of Summerfield:

                  (a) The Purchase Price and Patriot's share of closing costs in immediately available funds.

                  (b) any other document or instrument reasonably requested by Summerfield or required hereby.

                  (c) An opinion of Patriot's counsel as to due authorization, execution and delivery of this Agreement.

         7.4 Mutual Deliveries. At the Closing, Patriot and Summerfield shall mutually execute and deliver each to the other:

                  (a) A closing statement reflecting the adjustments and prorations required hereunder and the allocation of income and expenses required hereby which will be final, subject to subsequent adjustment pursuant to the last paragraph of Section 7.6 hereof.

                  (b) Such other documents, instruments and undertakings as may be required by the liquor authorities of the State where a Property is located, or of any county or municipality or governmental entity having jurisdiction with respect to the transfer or issue of liquor licenses or alcoholic beverage licenses or permits for the operation of the Hotel by Tenant, to the extent not theretofore executed and delivered.

                  (c) Such other and further documents, papers and instruments as may be reasonably required and mutually agreed to by the parties hereto or their respective counsel.

         7.5 Closing Costs. Except as is explicitly provided in this Agreement, each party hereto shall pay its own legal fees and expenses. All filing fees for the Deed and the transfer, recording, sales or other similar taxes and surtaxes due with respect to the transfer of title shall be evenly divided between Summerfield and Patriot. Summerfield shall pay for the costs associated with the releases of any deeds of trust, mortgages and other financing encumbering a
Property and for any costs associated with any corrective instruments. Summerfield shall also pay all taxes (and, if required by applicable law, all withholding for taxes) attributable to capital gain or income from the sale of the Property to the extent that Patriot could otherwise have liability therefor. Summerfield and Patriot shall each pay for half of all costs for all surveys, environmental and other property reports, title searches, premiums for the issuance of the Title Policy and all endorsements thereto and deletions therefrom which are customarily required by institutional investors purchasing property comparable to the Property. All other costs (except any costs incurred by Summerfield or

Patriot for its own account) in carrying out the transactions contemplated hereunder shall be paid by the party which customarily pays for such costs in the applicable jurisdiction.

         7.6 Revenue and Expense Allocations. All revenues and expenses with respect to the Property, and applicable to the period of time before and after Closing, determined in accordance with sound accounting principles consistently applied, shall be allocated between Summerfield, Patriot and Tenant as provided herein. Summerfield shall be entitled to all revenue and shall be responsible for all expenses for the period of time up to but not including the Closing Date, and, pursuant to the Facility Lease referred to in the Agreement to Lease, Tenant shall be entitled to all revenue and shall be responsible for all expenses for the period of time from, after and including the Closing Date (provided that housekeeping costs and the Rooms Ledger for the date of Closing shall be shared equally between Tenant and Summerfield pursuant to the Transfer Agreement). Subject to the last paragraph in this Section 7.6, such adjustments shall be shown on the closing statements to be prepared as agreed upon by Summerfield, Patriot (without regard to whether it has assigned its interest hereunder), any assignee of Patriot and Tenant (with such supporting documentation as the parties thereto may require being attached as exhibits to the closing statements) and shall be deducted from or added to the Purchase Price. Without limiting the generality of the foregoing, the following items of revenue and expense shall be allocated at Closing unless the information which is necessary for such allocation is not then available, in which event these items shall be allocated as provided in the last paragraph of this Section 7.6:

                  (a) Current rents.

                  (b) Real estate and personal property taxes.

                  (c) Revenue and expenses under those Operating Agreements which will be assigned to and assumed by Tenant.

                  (d) Utility charges (including, but not limited to, charges for water, sewer and electricity).

                  (e) Value of fuel stored on the Property at the price paid for such fuel by Summerfield, including any taxes.

                  (f) Installments due in 1998 on account of municipal or other governmental improvement liens and special assessments; provided however, Summerfield shall also be responsible for and make payment to Tenant at Closing for the amount of such liens and special assessments which will accrue after Closing to the extent (i) that the installments for such liens and special assessments were not disclosed in the financial statements provided to Patriot prior to the Effective Date, or (ii) of the amount, if any, by which the installments for such liens and special assessments is scheduled to increase in periods after Closing from the amounts disclosed in the financial statements provided to Patriot prior to the Effective Date.

                  (g) Insurance premiums.

                  (h) License and permit fees, where transferable.

                  (i)  All  other   revenues  and  expenses  of  the   Property,
including, but not limited to, such things as restaurant, bar and meeting room income and expenses and the like.

                  (j) Charges and fees due under the Management Agreement.

                  (k) Sales, occupancy and liquor taxes.

                  (l) Use taxes (if any).

                  (m) Payment of costs and expenses associated with accrued but unpaid salary, earned but unpaid vacation pay, accrued but unearned vacation pay, pension and welfare benefits, the Consolidated Omnibus Budget
Reconciliation Act of 1985, as amended ("COBRA") benefits, employee fringe benefits, employee termination payments or any other employee benefits due to Summerfield's, or Manager's employees.

                  (n) Such other items as are usually and customarily prorated between purchasers and sellers of hotel properties in the area where the Property is located.

         Pursuant  to  the  Transfer  Agreements,   Tenant  shall  receive  from
Summerfield a credit for the total of (i) prepaid rents, (h) prepaid room receipts and deposits, function receipts and deposits and other reservation receipts and deposits, (iii) unforfeited security deposits together with interest thereon held by Summerfield under the Occupancy Agreements, and (iv) the value of any complimentary rooms (based upon the "rack" rate for each room) and any complimentary food or beverages (based upon the advertised rate for each food and beverage) provided by Summerfield from and after 12:01 a.m. on the Closing Date. At Closing, Summerfield shall, pursuant to the Transfer Agreement, sell to Tenant in connection with the Hotel, and Tenant shall acquire from Summerfield, the so-called "guest ledger" as mutually approved by Patriot, Summerfield and Tenant for the Hotel of guest accounts receivable payable to the Hotel as of the check out time for the Hotel on the Closing Date (based on guests and customers then using the Hotel) both (1) in occupancy from the preceding night through check out time the morning of the Closing Date, and (2) previously in occupancy prior to check out time on the Closing Date; provided, however, that the term "guest ledger" shall not include any accounts receivable which have been or are to be paid by any means other than a credit card.

         Pursuant to the Transfer Agreements, Tenant shall receive a credit for the current book value of any capital lease affecting the Property which shall be quantified in accordance with generally accepted accounting principles.

         All subdivision and platting costs and expenses heretofore incurred by Summerfield, including, without limitation, all subdivision exactions, fees and costs and all dedication of land for parks and other public uses or payment of fees in lieu thereof, shall be paid by Summerfield on or prior to the Closing Date.

         If accurate allocations cannot be made by Closing because current bills or other necessary information are not obtainable (as, for example, in the case of utility bills and/or real estate or personal property taxes) or appeals are pending, the parties shall allocate such revenue or expenses on the best available information, subject to adjustment upon receipt of the final bill or other evidence of the applicable revenue or expense. Any revenue received or expense incurred by Summerfield, Patriot or Tenant with respect to the Property after the date of Closing shall be promptly allocated in the manner described herein or the Transfer Agreement, as appropriate, and the parties shall promptly pay or reimburse any amount due. The obligation to make the adjustments described herein shall survive the Closing of the transaction contemplated by this Agreement.

         7.7 Summerfield's Accounts Receivable. At the Closing, Summerfield shall prepare a list of its outstanding accounts receivable as of midnight on the date prior to the Closing, specifying the name of each account and the amount due to Summerfield, and shall be entitled to retain such accounts receivable.


                                  ARTICLE VIII
                               GENERAL PROVISIONS

         8.1 Condemnation. In the event of any actual or threatened taking, pursuant to the power of eminent domain, of all or any portion of the Real Property, or any proposed sale in lieu thereof, Summerfield shall promptly give written notice thereof to Patriot. If all or a Substantial Portion (as hereinafter defined) of the Real Property is, or is to be, so condemned or sold, Patriot shall have the right to terminate this Agreement pursuant to Section 10.1(g) hereof, and upon such a termination it is acknowledged that the related Transfer Agreement will be terminated by the parties thereto. If Patriot elects not to terminate this Agreement, all proceeds, awards and other payments arising out of such condemnation or sale (actual or threatened) shall be paid or assigned, as applicable, to Patriot at Closing, and the amount of such credit shall constitute an Award under Article 11 of the Facility Lease as defined in the Agreement to Lease. Summerfield shall not settle or compromise any such proceeding without Patriot's prior written consent. If Patriot elects to terminate this Agreement by giving Summerfield written notice thereof prior to the Closing, the Deposit shall be promptly returned to Patriot and all rights and obligations of Summerfield and Patriot hereunder (except those set forth herein which expressly survive a termination of this Agreement) shall terminate immediately. In the event any portion of the Real Property is affected by a condemnation, sale or eminent domain action and such condemnation, sale or eminent domain action does not constitute a Substantial Portion of the Real Property, this Agreement shall remain in full force and effect without a reduction in the Purchase Price except as provided below. In the event of any such condemnation, sale or eminent domain action that does not constitute a Substantial Portion of the

Real Property, Patriot shall be entitled to any and all claims that Summerfield may have to condemnation awards or any and all causes of action with respect to such condemnation, sale or eminent domain action (all of which shall be assigned by Summerfield to Patriot at Closing), and Summerfield shall credit to Patriot at Closing, by an appropriate adjustment to the Purchase Price, an amount equal to all payments (if any) theretofore received by Summerfield with respect to such condemnation, sale or eminent domain action, and the amount of such credit shall constitute an Award under Article 11 of the Facility Lease. For purposes of this Section 8.1, a "Substantial Portion" shall mean a condemnation of in excess of $500,000.00 of the Real Property. This provision shall survive the Closing of the transaction contemplated hereby.

         8.2 Risk of Loss. The risk of any loss or damage to any Property prior to the Closing Date shall remain upon Summerfield. If any such loss or damage which constitutes Substantial Loss or Damage occurs prior to Closing, Patriot shall have the right to terminate this Agreement pursuant to Section 10.1(g) hereto, and upon such termination it is acknowledged that the related Transfer Agreement will be terminated by the parties thereto. If Patriot elects not to terminate this Agreement, all insurance proceeds and rights to proceeds arising out of such loss or damage shall be paid or assigned, as applicable, to Patriot at Closing and Patriot shall receive as a credit against the Purchase Price the amount of any deductibles under the policies of insurance covering such loss or damage, and the amount of such credit shall constitute insurance proceeds under
Article 10 of the Facility Lease. If Patriot elects to terminate this Agreement by giving Summerfield written notice thereof prior to the Closing, the Deposit shall be promptly returned to Patriot and all rights and obligations of Summerfield and Patriot hereunder (except those set forth herein which expressly survive a termination of this Agreement) shall terminate immediately. In the event of such termination, Patriot agrees that, to the extent that it is commercially reasonable or prudent for it to do so, it shall, in good faith, enter into negotiations with Summerfield for the redevelopment by Summerfield of the damaged or destroyed Property and the sale thereof to Patriot upon completion and stabilization, provided however that Patriot shall not be under any obligation whatsoever to conclude such negotiations and may at any time withdraw therefrom. In the event any Property or any part thereof or any of the items constituting the Personal Property should be damaged or destroyed as a result of fire or other casualty and such damage does not constitute Substantial Loss or Damage and such damage is not repaired prior to Closing, the rights and obligations of Summerfield and Patriot hereunder with respect to that Property shall not be affected by such destruction or damage and Patriot shall accept title to that Property in its destroyed or damaged condition. In such event, at the Closing, Patriot shall receive a credit against the Purchase Price equal to the amount of damage to that Property resulting from such loss or damage, and the amount of such credit shall constitute insurance proceeds under Article 10 of the Facility Lease. For purposes of this Section 8.2, "Substantial Loss or Damage" shall mean loss or damage, the cost for repair of which (as mutually determined by Patriot and Summerfield at the time of such loss or damage) exceeds $500,000.00 for the Real Property. In the event that Patriot and Summerfield are unable to agree on the cost of repair of any Substantial Loss or Damage, then such cost of repair shall be determined by an insurance adjuster selected by Summerfield and approved by Patriot, such approval not to be unreasonably withheld. This provision shall survive the Closing of the transaction contemplated hereby.

         8.3 Absence of Broker. There is no real estate broker involved in this transaction. Patriot warrants and represents to Summerfield that Patriot has not dealt with any real estate broker in connection with this transaction, nor has Patriot been introduced to the Property or to Summerfield by any real estate broker, and Patriot shall indemnify Summerfield and save and hold Summerfield harmless from and against any claims, suits, demands or liabilities of any kind or nature whatsoever arising on account of the claim of any person, or corporation to a real estate brokerage commission or a finder's fee as a result of having dealt with Patriot, or as a result of having introduced Patriot to Summerfield or to the Property. In like manner, Summerfield warrants and represents to Patriot that Summerfield has not dealt with any real estate broker in connection with this transaction, nor has Summerfield been introduced to Patriot by any real estate broker, and Summerfield shall indemnify Patriot and save and hold Patriot harmless from and against any claims, suits, demands or liabilities of any kind or nature whatsoever arising on account of the claim of any person, firm or corporation to a real estate brokerage commission or a finder's fee as a result of having dealt with Summerfield in connection with this transaction.

         8.4 Confidentiality. Each party hereto shall use its reasonable efforts to ensure that all confidential information which such party or any of its respective representatives may now possess or may hereafter create or obtain relating to the consummation of this transaction or the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the other party, any affiliate or subsidiary of the other party or any tenant, customer or supplier of such other party, shall not be published, disclosed or made accessible by any of them, in each case without the prior written consent of the other party; provided, however, that such restriction shall not apply: (i) to the extent the disclosure may otherwise be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange; (ii) to the extent such information shall have otherwise become publicly available; (iii) to disclosure to a lender(s) for the purpose of obtaining financing in connection with this transaction; or (iv) to third parties in connection with the obtaining of any consent or the providing of any contractually required notification. After Closing, Patriot shall, in its sole discretion, be free to disclose previously confidential information related (1) to the operation of the Hotel (to the extent that such information is of a type which is customarily disclosed by a public company such as Patriot) and (2) to the purchase of the Hotel.

         8.5 Employees. Patriot shall not have any liability under any pension, profit sharing or welfare benefit plan that Summerfield or Manager may have established with respect to the Property or its employees.

         8.6 Investment Bankers. For purposes of this Section 8.7, "Investment Bankers" shall mean (1) Morgan Stanley of 1585 Broadway, New York, New York 10036, and (2) NationsBank Montgomery Securities, Inc. of 600 Montgomery Street, San Francisco, California 94111. Summerfield warrants and represents that there are no other investment bankers involved in this transaction and that Summerfield shall be liable to pay the fees and expenses of Investment Bankers. Summerfield shall indemnify Patriot and save and hold Patriot harmless from and against any claims, suits, demands or liabilities of any kind or nature whatsoever arising on account of any claim of Investment Bankers or other such party whatsoever who have dealt with Summerfield in that regard. In like manner, Patriot shall indemnify Summerfield and save and hold Summerfield harmless from and against any claims, suits, demands or liabilities of any kind or nature whatsoever arising on account of the claims of any person or corporation other than Investment Bankers who may be advising Patriot in relation to the transaction contemplated hereby.

         8.7 Radon Disclosure. If the Property is located in the State of Florida, then as required by Florida legislation there is included herein the following disclosure namely that Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient qualities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the county public health unit.


                                   ARTICLE IX
              LIABILITY OF PATRIOT, INDEMNIFICATION BY SUMMERFIELD;
                           DEFAULT; TERMINATION RIGHTS

         9.1 Expenses. Patriot is not assuming any liability for Summerfield Expenses, and Summerfield hereby indemnifies and holds Patriot harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and reasonable expenses (including reasonable attorneys' fees) that may at any time be incurred by Patriot and its affiliates as a result of Summerfield's failure to pay or provide Patriot with a credit for all Summerfield Expenses pursuant to
Section 7.6 hereof. The provisions of this Section 9.1 shall survive the Closing of the transaction contemplated hereby. If either of the parties hereto receives notification, in the form of an invoice, of a payment which is properly payable by the other, then the party to whom the invoice was sent shall, within twenty-five (25) days from receipt thereof (the "Notice Period") notify the other party that payment is due, failing which, the other party shall not be liable for payment of any penalty charge or interest accruing thereon for the period commencing from the expiration of the Notice Period.

         9.2 Indemnification by Summerfield. Summerfield hereby indemnifies and holds Patriot harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and reasonable expenses (including reasonable attorneys' fees) that may at any time be incurred by Patriot, whether before or after Closing:

                  (a) that arise as a result of any inaccuracy or breach by Summerfield of any of its representations, warranties or covenants set forth herein; provided the ability to recover hereunder is subject to the limitations set forth in Section 9.5 and Section 9.6 of this Agreement, and

                  (b) that arise as a result of any failure on the part of Summerfield to discharge the Retained Liabilities when due.

         The provisions of this Section 9.2 shall survive the Closing of the transaction contemplated hereby.

         9.3 Indemnification by Patriot. Patriot hereby indemnifies and holds Summerfield harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and reasonable expenses (including reasonable attorneys' fees) that may at any time be incurred by Summerfield, whether before or after Closing that arise as a result of any inaccuracy or breach by Patriot of any of its representations, warranties or covenants set forth herein. The provisions of this Section 9.3 shall survive the Closing of the transaction contemplated hereby.

         9.4 Waiver of Rights. Summerfield hereby agrees that it and its affiliates will not seek indemnification, contribution or reimbursement from the Manager for any payments which it is required to make under Section 9.1 or
Section 9.2 hereof.

         9.5 Expiration of Representations, Warranties and Covenants. All of the representations and warranties of Summerfield set forth in this Agreement and the covenants set forth in Article VI of this Agreement shall terminate and expire, and shall cease to be of any force or effect, at 10:00 a.m. (California time) on the day which is one hundred eighty (180) days after the Closing Date, and all liability of Summerfield with respect to such representations, warranties and covenants shall thereupon be extinguished; provided, however, that if, prior to such one hundred eighty (180) days expiration date, Patriot shall have given written notice to Summerfield of its intention to exercise its remedies hereunder with respect to a specific representation, warranty or covenant and specifying the breach thereof in reasonable detail and prior to fifteen (15) business days after such one hundred eighty (180) days expiration date shall have filed a lawsuit in a court of competent jurisdiction claiming a breach of such a representation, warranty or covenant, then the specific indemnification claim set forth in such written notice shall survive such one hundred eighty (180) days expiration date (and shall not be extinguished thereby).

         9.6 Deductible  Amount.  Without  limiting the effect of any of Section
9.5 hereof, Summerfield shall not be required to make any indemnification payment with respect to any breach of any of its representations, warranties or covenants, except to the extent that the cumulative amount of the damages actually incurred by Patriot which is subject to indemnification under Section 9.2(a) of this Agreement and Section 9.2(a) of the Shimizu Purchase Agreements exceeds the Deductible Amount; and Summerfield shall only be required to pay, and shall only be liable for, the amount by which the cumulative amount of the damages actually incurred by Patriot actually exceeds the Deductible Amount. The "Deductible Amount" shall be $250,000.00. The total amount of the payments that Summerfield can be required to make under Section 9.2(a) of this Agreement and
Section 9.2(a) of the Shimizu Purchase Agreements shall be limited in the aggregate to a maximum of $5,000,000.00, and the cumulative liability of Summerfield and the parties defined as "Summerfield" in the Shimizu Purchase Agreements shall in no event exceed such amount.

         9.7 Exclusivity. The right of each party hereto to assert indemnification claims and receive indemnification payments pursuant to this
Article IX shall be the sole and exclusive right and remedy exercisable by such party following the Closing with respect to any breach by the other party hereto of any representation, warranty or covenant contained herein. The indemnification provided for in this Article IX shall be the exclusive right and remedy following the Closing with respect to any inaccuracy in any representation or warranty, and with respect to any failure to perform or comply with any covenant or agreement contained in this Agreement or in any certificate delivered pursuant to this Agreement or in connection with the transactions contemplated hereby or in respect of any other matter subject to indemnification hereunder, and no claim or cause of action following the Closing with respect to any misrepresentation or any breach or default as to any representation, warranty, agreement or covenant contained in this Agreement shall be enforceable unless made in accordance with the procedures, and within the time periods, set forth in this Article IX.

         9.8 No Implied Representations. Patriot and Summerfield acknowledge that, except as expressly provided in Articles III and IV, none of the parties has made or is making any representations or warranties whatsoever, implied or otherwise. Without limiting the generality of the foregoing, Patriot acknowledges that Summerfield has not made and is not making any representations or warranties with respect to any forecasts or other information, or any documents, made available by or on behalf of Summerfield or any of its representatives to Patriot or any of its representatives, except to the extent set forth in any express representation or warranty in Article III.

         9.9 Costs and Attorneys' Fees. In the event of any litigation or dispute between the parties arising out of or in any way connected with this Agreement, resulting in any litigation, then the prevailing party in such litigation shall be entitled to recover its costs of prosecuting and/or defending same, including, without limitation, reasonable attorneys' fees at trial and all appellate levels. The provisions of this Section 9.9 shall survive the Closing of the transaction contemplated hereby.

         9.10 Limitation of Liability. Notwithstanding anything herein to the contrary, except in the case of fraud by either party, the liability of each party hereto resulting from the breach or default by either party or pursuant to any indemnity provided for in this Agreement shall be limited to actual damages incurred by the injured party and except in the case of fraud by either party, the parties hereto hereby waive their rights to recover from the other party consequential, punitive, exemplary, and speculative damages. The provisions of this Section 9.10 shall survive the Closing of the transaction contemplated hereby.


                                    ARTICLE X
                           TERMINATION AND ENFORCEMENT

         10.1 Termination  Events. This Agreement may be terminated prior to the
Closing:

                  (a) by Patriot if the timely satisfaction of any condition set forth in Section 5.1 has become impossible (other than as a result of any failure on the part of Patriot to comply with or perform any covenant or obligation of Patriot set forth in this Agreement);

                  (b) by Summerfield if the timely satisfaction of any condition set forth in Section 5.2 has become impossible (other than as a result of any failure on the part of Summerfield to comply with or perform any covenant or obligation set forth in this Agreement);

                  (c) by Patriot if any condition set forth in Section 5.1 has not been satisfied by the Closing Date;

                  (d) by Summerfield if any condition set forth in Section 5.2 has not been satisfied by the Closing Date;

                  (e) by Patriot if the Closing has not taken place by 10:00 a.m. (local time) on March 25, 1998 (other than as a result of any failure on the part of Patriot to comply with or perform any covenant or obligation of Patriot set forth in this Agreement);

                  (f) by Summerfield if the Closing has not taken place by 10:00 a.m. (local time) on March 25, 1998 (other than as a result of the failure on the part of Summerfield to comply with or perform any covenant or obligation set forth in this Agreement);

                  (g) by Patriot, in accordance with Section 8.1 or 8.2 hereof;

                  (h) by either Patriot or Summerfield if a court of competent jurisdiction or other governmental entity shall have issued a final and nonappealable order, decree or ruling, or shall have taken any other action after the date of this Agreement, having the effect of permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions to be consummated on the Closing Date; or

                  (i) by the mutual consent of Patriot and Summerfield.

         10.2 Termination Procedures. If Patriot wishes to terminate this Agreement pursuant to Section 10.1(a), Section 10.1(c) or Section 10.1(e), Patriot shall deliver to Summerfield a written notice stating that Patriot is terminating this Agreement and setting forth a brief description of the basis on which Patriot is terminating this Agreement. If Summerfield wishes to terminate this Agreement pursuant to Section 10.1(b), Section 10.1(d) or Section 10.1(f), Summerfield shall deliver to Patriot a written notice stating that Summerfield is terminating this Agreement and setting forth a brief description of the basis on which Summerfield is terminating this Agreement. With respect to a condition other than the one described in Section 10.1(f) above, Patriot will have ten
(10) days in which to cure the condition which gives rise to the right to terminate. With respect to a condition other than as described in Section 10.1(e) above, Summerfield will have ten (10) days in which to cure the condition which gives rise to the right to terminate.

         10.3 Effect of Termination - LIQUIDATED DAMAGES. If this Agreement is terminated pursuant to Section 10.1 and 10.2 hereof, all further obligations of the parties under this Agreement shall terminate, except those which expressly survive the termination of this Agreement; provided, however, that:

                  (a) if prior to, or as a result of, the termination of this Agreement, Patriot shall have breached any provision of this Agreement, the Deposit shall be delivered to Summerfield as its sole and exclusive remedy for such default, it being agreed that, in the event of such a default, the damages Summerfield would sustain as a result thereof would be difficult if not impossible to ascertain; therefore, Summerfield and Patriot agree that, in an effort to cause the amount of such damages to be certain, Summerfield may retain the Deposit as full and complete liquidated damages and as Summerfield's sole remedy;


                    /s/                                            /s/
                Summerfield                                     Patriot

                  (b) if prior to, or as a result of, the termination of this Agreement, Summerfield shall have breached any provision of this Agreement, the Deposit shall be promptly returned to Patriot and Summerfield shall reimburse Patriot for all reasonable out-of-pocket and documented expenses incurred by Patriot in connection with the preparation and negotiation of this Agreement, the investigation by Patriot of the Property, and the compliance by Patriot with its obligations under this Agreement, such amount not to exceed $67,000.00; and

         The parties  hereto  stipulate  and agree that the  provisions  of this
Section 10.3 are reasonable and appropriate under the circumstances existing at the same time this Agreement is made.



                    /s/                                           /s/
                Summerfield                                     Patriot

         10.4 Enforcement Events. Without prejudice to the existence of all other rights or remedies available to the parties as provided herein, suit may be brought for specific performance of this Agreement and for the collection of attorneys' fees pursuant to Section 9.9 hereof:

                  (a) by Patriot if the Closing has not taken place by 10:00 o'clock a.m. (local time) on March 25, 1998 (other than as a result of failure on the part of Patriot to comply with or perform any covenants or obligations of Patriot as set forth in this Agreement);

                  (b) by Summerfield if the Closing has not taken place by 10:00 o'clock a.m. (local time) on March 25, 1998 (other than as a result of failure on the part of Summerfield to comply with or perform any covenants or obligations of Summerfield as set forth in this Agreement) provided Summerfield ensures that the Deposit is delivered to Patriot prior to filing such suit;

                  (c) by Patriot, if Summerfield shall have breached any provision of this Agreement which could have a Material Adverse Effect on the Property or Patriot; or

                  (d) by Summerfield, if Patriot shall have breached any provision of this Agreement which could have a Material Adverse Effect on Summerfield or the Property provided Summerfield ensures that the Deposit is delivered to Patriot prior to filing such suit;


                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

         11.1 Completeness; Modification. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior and contemporaneous discussions, understandings, agreements and negotiations between the parties hereto. This Agreement may be modified only by a written instrument duly executed by the parties hereto.

         11.2 Assignments. Patriot may assign its rights hereunder without the consent of Summerfield however, any such assignment shall not relieve Patriot of its obligations under this Agreement.

         11.3 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         11.4 Days. If any action is required to be performed, or if any notice, consent or other communication is given, on a day that is a Saturday or Sunday or a legal holiday in the jurisdiction in which the action is required to be performed or in which is located the intended recipient of such notice, consent or other communication, such performance shall be deemed to be required, and such notice, consent or other communication shall be deemed to be given, on the first business day following such Saturday, Sunday or legal holiday. Unless otherwise specified herein, all references herein to a "day" or "days" shall refer to calendar days and not business days.

         11.5 Governing Law. This Agreement and all documents referred to herein shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware.

         11.6 Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement.

         11.7 Severability. If any term, covenant or condition of this Agreement, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to other persons or circumstances, shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         11.8 Costs. Regardless of whether Closing occurs hereunder, and except as otherwise expressly provided herein, each party hereto shall be responsible for its own costs in connection with this Agreement and the transactions contemplated hereby, including, without limitation, fees of attorneys, engineers and accountants.

         11.9 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by hand, transmitted by facsimile transmission, sent prepaid by Federal Express (or a comparable overnight delivery service) or sent by the United States mail, certified, postage prepaid, return receipt requested, at the addresses and with such copies as designated below. Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) when actually delivered to the intended recipient.

         If to Summerfield:        Summerfield Hotel Corporation
                                   8100 East 22nd Street North, Building 500
                                   Wichita KS 67227
                                   Attention: John Morse

         With a copy to:           Cooley Godward LLP
                                   One Maritime Plaza, 20th Floor
                                   San Francisco CA 94111
                                   Attention: Paul Churchill

         And with a copy to:       SC Suites Corp.
                                   461 Fifth Avenue, 3rd Floor
                                   New York NY 10007
                                   Attention: Anthony Chiofalo

         And with a copy to:       Max E. Greenberg, Trager, Toplitz & Herbst
                                   100 Church Street
                                   New York NY 10007
                                   Attention: Todd Herbst

         If to Patriot:            Patriot American Hospitality Partnership L.P.
                                   1950 Stemmons Freeway, Suite 6001
                                   Dallas TX 75207
                                   Attention: Michael Silverman and John Bohlman

         With a copy to:           Hospitality Properties Trust
                                   400 Centre Street
                                   Newton MA 02158
                                   Attention: John G. Murray

         And with a copy to:       Locke Purnell Rain Harrell
                                   2200 Ross Avenue, Suite 2200
                                   Dallas TX 75201
                                   Attention: J. Mitchell Bell

         And with a copy to:       Sullivan & Worcester LLP
                                   One Post Office Square
                                   Boston, MA 02109
                                   Attention: Jennifer Clark

         If to Escrow Agent:       American Title Company
                                   6029 Belt Line Road, Suite 250
                                   Dallas TX 75240
                                   Attention: Carole Badgett

or to such other address as the intended recipient may have specified in a notice to the other party. Any party hereto may change its address or designate different or other persons or entities to receive copies by notifying the other party and Escrow Agent in a manner described in this Section 11.9.

         11.10 Escrow Agent. Escrow Agent referred to in the definition thereof contained in Section 1.1 hereof has agreed to act as such for the convenience of the parties without fee or other charges for such services as Escrow Agent. Escrow Agent shall not be liable: (a) to any of the parties for any act or omission to act except for its own willful misconduct; (b) for any legal effect, insufficiency, or undesirability of any instrument deposited with or delivered by Escrow Agent or exchanged by the parties hereunder, whether or not Escrow Agent prepared such instrument; (c) for any loss or impairment of funds that have been deposited in escrow while those funds are in the course of collection, or while those funds are on deposit in a financial institution, if such loss or impairment results from the failure insolvency or suspension of a financial institution; (d) for the expiration of any time limit or other consequence of delay, unless a properly executed written instruction, accepted by Escrow Agent, has instructed Escrow Agent to comply with said time limit; (e) for the default, error, action or omission of either party to the escrow. Escrow Agent, in its capacity as escrow agent, shall be entitled to rely on any document or paper received by it, believed by such Escrow Agent, in good faith, to be bona fide and genuine. In the event of any dispute as to the disposition of the Deposit, or any monies held in escrow, or of any documents held in escrow, Escrow Agent may, if such Escrow Agent so elects, interplead the matter by filing an interpleader action in a court of general jurisdiction in the county or circuit where an individual Real Property is located (to the jurisdiction of which both parties do hereby consent), and pay into the registry of the court the Deposit, or deposit any such documents with respect to which there is a dispute in the

Registry of such court, whereupon such Escrow Agent shall be relieved and released from any further liability as Escrow Agent hereunder. Escrow Agent shall not be liable for Escrow Agent's compliance with any legal process subpoena, writ, order, judgment and decree of any court, whether issued with or without jurisdiction, and whether or not subsequently vacated, modified set aside or reversed.

         11.11 Incorporation by Reference. All of the exhibits attached hereto are by this reference incorporated herein and made a part hereof.

         11.12 Further Assurances. Summerfield and Patriot each covenant and agree to sign, execute and deliver, or cause to be signed, executed and delivered, and to do or make, or cause to be done or made, upon the written request of the other party, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by either party hereto for the purpose of or in connection with consummating the transactions as described herein.

         11.13 No Partnership. This Agreement does not and shall not be construed to create a partnership, joint venture or any other relationship between the parties hereto except the relationship of Summerfield and Patriot specifically established hereby.

         11.14 Time of Essence. Time is of the essence with respect to every provision hereof.

         11.15 Signatory Exculpation. The signatory(ies) for Patriot and Summerfield is/are executing this Agreement in his/their capacity as representative of Patriot or Summerfield as the case may be, and not individually and, therefore, shall have no personal or individual liability of any kind in connection with this Agreement and the transactions contemplated by it.

         11.16 Rules of Construction. The following rules shall apply to the construction and interpretation of this Agreement:

                  (a) Singular words shall connote the plural number as well as the singular and vice versa, and the masculine shall include the feminine and the neuter.

                  (b) All references  herein to particular  articles,  sections,
subsections,   clauses  or  exhibits  are  references  to  articles,   sections,
subsections, clauses or exhibits of this Agreement.

                  (c) The table of contents and headings contained herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

                  (d) Each party hereto and its counsel have reviewed and revised (or requested revisions of) this Agreement and have participated in the preparation of this Agreement, and therefore any usual rules of construction requiring that ambiguities are to be resolved against a particular party shall not be applicable in the construction and interpretation of this Agreement or any exhibits hereto.

         11.17 Effect of Sale. It is agreed that S.C. Suites Corp shall have no liabilities or obligations pursuant to any documents to which they are not a party either individually or as general partner of a party executing such documents.

                             RECEIPT OF ESCROW AGENT

         American Title Company, as Escrow Agent, acknowledges receipt of the amount of $333,333.33 from Patriot as described in Section 2.3 of the foregoing Agreement of Purchase and Sale, said sum to be held pursuant to the terms and provisions of said Agreement.

         DATED this 20th day of March, 1998

                                  AMERICAN TITLE COMPANY


                                  By: /s/ Charles S. Badgett
                                  Name:  Charles S. Badgett
                                  Title: Senior Vice President

             DESCRIPTION OF OTHER PURCHASE AND SALE AGREEMENTS

[The following note regarding other Purchase and Sale Agreements does not form a part of the foregoing Purchase and Sale Agreement.]

         The accompanying Agreement of Purchase and Sale between Patriot American Hospitality Partnership, L.P. and Chatsworth Summerfield Associates, L.P. is one of 15 separate purchase and sale agreements which together formed a series of related transactions. The 14 other agreements (the "Related Purchase and Sale Agreements"), each with a separate seller and relating to a separate parcel or parcels of real estate and related assets (as described below), were on the substantially same terms and conditions as the accompanying Agreement of Purchase and Sale, except for variances described below.

         Parts 1 through 3 of Exhibit A to each of the 14 Related Purchase and Sale Agreements describe the seller, the FF&E cash reserve as of 2/28/98 and the purchase price for the respective properties. The respective sellers named in the Related Purchase and Sale Agreements, the property locations, the reserves and the purchase prices in the respective Related Purchase and Sale Agreements are as follows:


                                                                              FF & E CASH
                                                                               RESERVE AS              PURCHASE
        NAME OF SELLER                     PROPERTY LOCATION                   OF 2/28/98                PRICE
      Malvern Summerfield                   20 Morehall Road                  $112,210.95           $16,702,184.00
       Associates, L.P.                    Malvern, PA 19355
     Princeton Summerfield              4375 U.S. Route 1 South               $219,289.64           $17,135,363.00
       Associates, L.P.                   Princeton, NJ 08543
      Dulles Summerfield                 13700 Coppermine Road                $199,124.86           $14,769,565.00
       Associates, L.P.                  Herndon, VA 20171-3410
     Orlando International              8480 International Drive              $801,065.41           $19,947,407.00
          Summerfield                      Orlando, FL 32819
       Associates, L.P.
        Orlando/Cypress                   8751 Suiteside Drive                $506,094.06           $22,197,980.00
      Pointe Summerfield                   Orlando, FL 32836
       Associates, L.P.
       Atlanta Buckhead                      505 Pharr Road                    $66,655.10            $9,292,317.00
          Summerfield                      Atlanta, GA 30335
       Associates, L.P.
       Atlanta Perimeter                  760 Mt. Vernon Hwy.                 $127,016.01           $11,504,294.00
          Summerfield                      Atlanta, GA 30328
       Associates, L.P.
     Westport Summerfield                 1855 Craigshire Road                $178,419.79            $9,329,874.00
       Associates, L.P.                   St. Louis, MO 63146


     Torrance Summerfield                 19901 Prairie Avenue                $346,023.94           $14,748,207.00
       Associates, L.P.                    Torrance, CA 90503
     Somerset Summerfield                 260 Davidson Avenue                 $335,217.44           $23,607,072.00
       Associates, L.P.                    Somerset, NJ 08873
          Schaumburg                  901 E. Woodfield Office St.             $144,968.43           $12,075,270.00
          Summerfield                     Schaumburg, IL 60173
       Associates, L.P.
           Sunnyvale                         900 Hamlin Ct.                   $407,847.81           $26,530,762.00
          Summerfield                        Sunnyvale, CA
       Associates, L.P.
     San Jose Summerfield                    1602 Crane St.                   $176,942.46           $21,430,335.00
       Associates, L.P.                    San Jose, CA 95122
           San Bruno                     1350 Huntington Avenue               $156,467.19           $10,723,122.00
          Summerfield                     San Bruno, CA 94066
       Associates, L.P.

         The other provisions which varied among the accompanying Agreement of Purchase and Sale and one or more of the Related Purchase and Sale Agreements (each, a "Purchase and Sale Agreement") were the following:

         o The description of the predecessor operating agreement attached (i) as Schedule A4 to the Purchase and Sale Agreement, and (ii) as Exhibit C to the forms of Assignment and Assumption Agreements which are attached as Exhibits A2-1 and A2-2 to the Purchase and Sale Agreement.

         o The list of insurance policies of the seller attached as Schedule A5 to the Purchase and Sale Agreement.

         o        The list of personal  property  leases of the seller  attached
                  (i) as Schedule A6 to the  Purchase  and Sale  Agreement,  and
                  (ii) as Exhibit B to the forms of Assignment and Assumption Agreements which are attached as Exhibits A2-1 and A2-2 to the Purchase and Sale Agreement.

         o        The  list  of  third  party   authorizations  of  the  seller,
                  including permits provided and permits to be provided or expired, attached as Schedule A7 to the Purchase and Sale Agreement.

         o The disclosure schedule attached as Schedule A8 to the Purchase and Sale Agreement.

         o The legal description of the applicable property attached (i) as Exhibit A1 to the Purchase and Sale Agreement, (ii) as Exhibit A to the forms of Assignment and Assumption Agreements which are attached as Exhibit A2-1 and A2-2 to the Purchase and Sale Agreement, (iii) as Exhibit A to the Bill of Sale which is attached as Exhibit A3 to the Purchase and Sale Agreement, and (iv) as Exhibit A to the form of deed which is attached as Exhibit A4 to the Purchase and Sale Agreement.

         o Description of the Management Agreement with Summerfield Suites Management Company, L.P. attached as Exhibit G to the forms of Assignment and Assumption Agreements which are attached as Exhibits A2-1 and A2-2 to the Purchase and Sale Agreement.

         o The form of deed for the applicable property attached as Exhibit A4 to the Purchase and Sale Agreement.

         o The pro-forma title policy attached as Exhibit A5 to the Purchase and Sale Agreement.